[Logo] wm
       GroupofFunds




                                                                strategic asset
                                                          MANAGEMENT PORTFOLIOS


                               [Graphic Omitted]


                                                   THE DIFFERENCE IS EXPERIENCE

                                                                  Annual Report
                                            for the year ended October 31, 2000

WM Strategic Asset
MANAGEMENT PORTFOLIOS

strategic growth portfolio

conservative growth portfolio

balanced portfolio

conservative balanced portfolio

flexible income portfolio

                             contents

                             message from the president .............    1

                             is the market becoming more volatile? ..    2

                             individual fund reviews ................    5

                             statements of assets and liabilities ...   16

                             statements of operations ...............   17

                             statements of changes in net assets ....   18

                             statements of changes in net
                             assets - capital stock activity ........   20

                             financial highlights ...................   22

                             portfolio of investments ...............   26

                             notes to financial statements ..........   29

                             independent auditor's report ...........   34

                             tax information (unaudited) ............   35

[Photo of William G. Papesh]

Dear Shareholder,

Looking at the performance of U.S. equity markets over the past year, volatility certainly has been the underlying theme. We have witnessed daily fluctuations of the Dow Jones Industrial Average (DJIA) that seem larger than many of us can ever remember. In fact, these fluctuations have been greater this year than in any year during the 1990s.(1) The important thing to keep in mind, however, is that volatility is a natural part of investing. If you build a well-diversified investment portfolio while maintaining a long-term perspective, you can potentially lower your risk and be less concerned with market volatility over the short term.

Diversification is the key to controlling market volatility. The old adage "don't put all your eggs in one basket," certainly rings true when it comes to investing. It also represents the basis of mutual fund investing. Mutual funds are able to hold a large number of securities, allowing them to achieve a level of diversification that would otherwise be difficult for individual investors to attain on their own. At the WM Group of Funds, we take the concept of diversification a step further. We have built a fund family that is predicated on the investment tenets of diversification and risk management. Whether you've invested in one or more of our 18 individual mutual funds or our five actively managed Strategic Asset Management Portfolios, your long-term assets are being managed with a focus on some degree of diversification and/or asset allocation.

The WM Group of Funds utilizes multiple levels of diversification. We offer a comprehensive family of funds that is representative of the major asset classes or investment categories. We also give you access to different investment styles, such as growth or momentum investing and value investing. Over the past year, we have rounded out our equity fund offerings by introducing the WM Mid Cap Stock Fund and repositioning the WM Equity Income Fund into larger-cap, traditional dividend-producing value holdings. Our newest fund, the WM Mid Cap Stock Fund represents an important segment of the investment arena, mid-sized companies, and underscores another level of diversification -- company size. In addition, our fixed-income funds provide investment choices segmented by type of issuer, maturity, and yield potential.

Another unique feature of the WM Group of Funds family is the structure of its portfolio management team. All mutual funds have an investment advisor that oversees the day-to-day investment management of the Funds. Our investment advisor, WM Advisors, Inc., has created an environment that allows additional managers and management companies to leverage their strengths in one fund family, giving you access to multiple managers and management styles.

In addition to the investment advisor, a very important aspect of mutual fund investing is the Board of Trustees. As mandated by the Investment Company Act of 1940, all mutual funds are required to have a board structure that looks out for the best interest of you, the shareholder. They are responsible for protecting the interests of fund investors as well as overseeing general fund operations. It is important to note that 11 of the 14 Board members are not directly affiliated with WM Advisors, which offers objective leadership to the process. In the coming pages of this report, we highlight the members of the WM Board of Trustees and provide some insight into how they assist in the overall management of your investment assets. I also wanted to express my personal appreciation to the WM Trustees, who have helped shape and grow the fund family, ever mindful of the interests of all shareholders.

Thank you for your continued support and trust in the WM Group of Funds. For more than 60 years, and through various economic and market cycles, we have been dedicated to helping you build your investment wealth. Please take the time to review the following pages that highlight the important facets of the performance of your investments and the financial markets during the past year, as well as recognizing the value and importance of your WM Group of Funds' Board of Trustees. I again want to take the opportunity to stress the benefit of having regular meetings with your Financial Advisor to ensure that you are positioned to meet your long-term investment objectives.

    Sincerely,

/s/ William G. Papesh

    William G. Papesh
    President

(1) As measured by the standard deviation of the closing prices of the DJIA.

diversification

"Diversification is
the key to investing
in volatile markets"

IS THE MARKET BECOMING
MORE VOLATILE AND WHAT
CAN BE DONE ABOUT IT?

VOLATILE MARKETS

The daily price fluctuations of the Dow Jones Industrial Average (DJIA) have increased significantly thus far in 2000. As you can see from the chart below, the volatility has increased substantially compared to the 1990s. Even more dramatic, the daily volatility of the technology-heavy Nasdaq Index was more than double that of the already high levels of the DJIA during the same period. Rapid and dramatic price changes have become almost a daily event. Higher short-term interest rates, unrealistic equity valuations, and rising oil prices all contributed to this volatile environment. This volatility can be disconcerting for investors, especially for those who have not diversified their portfolios.

Diversification is the key to investing in volatile markets; a portfolio that is diversified in multiple asset classes is less subject to risk and volatility as compared to an investment in one particular asset class. Diversification can be a powerful tool in helping investors manage risk and meet their long-term investment goals.

                            DAILY MARKET VOLATILITY*

                        1990s                    0.89%
                        2000                     1.32%

* Source: Dow Jones Industrial Average. Volatility is measured by the standard deviation. Results for 2000 are through October 31.

DIVERSIFIED PORTFOLIOS

Diversification is the process of combining different types of asset classes or investment categories in one portfolio. For instance, a portfolio that is invested in stocks, bonds, and cash will be less subject to market fluctuations than one that is invested only in stocks. While this is a simplified look at diversification, in practice, we can actually take this a step further. For instance, it is also possible to reduce risk by adding what is normally considered a "risky" asset into a portfolio. Historically speaking, by adding a portion of international stocks into a domestic equity portfolio, risk can actually be reduced. This process is called asset allocation -- in other words the decision of where and to what degree you diversify your assets. The example to the right demonstrates how diversified portfolios have the potential not only to reduce risk, but also to generate additional returns.

PERFORMANCE DISPARITY

In addition to being more volatile than any year in the 1990s, the past 12 months have produced significantly varied results from different types of investment categories. From the strong performance exhibited by mid-sized companies to the negative returns of stocks from emerging market countries, investment results from the past year reinforce the need for a diversified portfolio. Diversification enables an investor to participate in market upswings -- mid-cap stocks for example -- while minimizing risk should one portion of the market stumble, such as the technology sector in 2000.

                             INVESTMENT PERFORMANCE
                 FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 2000

                         Mid-Cap Stocks           31.6%
                         Small-Cap Stocks         17.4%
                         Gov't. Bonds              8.0%
                         Large-Cap Stocks          6.1%
                         Corporate Bonds           5.5%
                         Inflation                 3.6%
                         High Yield Bonds         -1.6%
                         Foreign Stocks           -2.7%
                         Emerging Markets        -10.1%

Source: Ibbotson Associates. The following indices were used: Mid-cap Stocks (S&P 400 Midcap Index), Small-cap Stocks (Russell 2000), Gov't. Bonds (Lehman Brothers Government Bond Index), Large-cap Stocks (S&P 500), Corporate Bonds (LB Credit Bond Index), Inflation (CPI), High Yield Bonds (LB High Yield Bond Index), Foreign Stocks (MSCI EAFE Index), Emerging Market Stocks (S&P/IFCI Emerging Composite). Individuals cannot invest directly in an index. International investments can carry greater risks including currency, liquidity, and political risks.

          DIVERSIFIED PORTFOLIOS CAN ENHANCE RETURNS AND REDUCE RISK
                            DIVERSIFIED PORTFOLIO

                     AVERAGE ANNUAL RETURN:        13.3%
                     RISK:                         9.8%

                         Bonds               35%
                         Large-Cap Stocks    20%
                         Cash                10%
                         Small-Cap Stocks    15%
                         Foreign Stocks      20%

                              50% STOCKS/50% BONDS

                     AVERAGE ANNUAL RETURN:        12.7%
                     RISK:                         10.0%

                         Large-Cap Stocks    50%
                         Bonds               50%

Source: Ibbotson Associates. Represents 25 year period ended 10-31-00. Diversified Portfolio is allocated as follows: Bonds 35% (Lehman Brothers Gov't./Credit), Stocks 20% (S&P 500), Cash 10% (30-day T-Bill), Small-Cap Stocks 15% (Ibbotson Small Cap Index), Foreign Stocks 20% (MSCI Europe). 50/50
Portfolio: 50% S&P 500, 50% LB Gov't./Credit. Risk is measured by standard deviation.

MEET WITH YOUR FINANCIAL ADVISOR

At the WM Group of Funds, we continually stress the importance of meeting with your Financial Advisor to discuss your long-term goals and objectives. This is especially important when it comes to diversification and asset allocation. It is important to discuss you and your family's changing needs as you invest both now and for retirement. As your goals change, so should your investment strategy. Your Financial Advisor can help you devise a strategy that allows your investment portfolio to stay in line with your short-term and long-term needs.

YOUR BOARD OF TRUSTEES

The Investment Company Act of 1940 mandated a board structure for mutual funds that is unique compared to other types of companies. Shareholders of a mutual fund have a team of professionals working for them whose goal is to protect their interests. The WM Group of Funds' Board of Trustees has been chosen by shareholders to do just that. They meet quarterly to enact policies for investment advisory functionality, discuss fund-specific policies, and oversee fund management to ensure that performance remains in line with investment objectives.

The WM Group of Funds' Board of Trustees has been selected for their knowledge in both the business and investment worlds. With experience in a wide array of fields and backgrounds, they are well prepared to look out for your best interests. Some of the professions of the WM Group of Funds' board members include a lawyer, a doctor, an accountant, a university professor and an investment banker. Other professions range from an investment manager and a public relations executive to leaders of a charitable foundation and a consulting firm. Additionally, four of our board members are former or current presidents of their respective organizations, specifically a major telecommunications company, a venture capital company, an industrial firm and a university. The President of WM Advisors is also a member of the Board. The Board plays an extremely important role at the WM Group of Funds and has been chosen to leverage their wide scope of expertise to serve the best interests of all WM Group of Funds shareholders.


                          [Photo of Board of Trustees]


WM Group of Funds' Board of Trustees
Back Row (left to right): Wayne L. Attwood, M.D.; Carrol R. McGinnis; Richard C. Yancey; Jay Rockey; Michael K. Murphy; William G. Papesh; Arthur H. Bernstein, Esq.

Front Row (seated left to right): David E. Anderson; Morton O. Schapiro; Kristianne Blake; Daniel L. Pavelich; Alfred E. Osborne, Jr., Ph.D.; Anne V. Farrell; Edmond R. Davis, Esq.

Special thanks to John English (not pictured) for more than six years of dedicated service as a Board member.

individual portfolio reviews

                                  TO OUR ASSET
                               ALLOCATION CLIENTS

            Welcome to the Strategic Asset Management Portfolios.

   We are pleased to provide you with an overview of our five asset allocation portfolios, each designed to meet your individual investment needs.

             This report includes performance reviews and highlights
              of the investment strategies incorporated during the
                   twelve-month period ended October 31, 2000.

UNDERSTANDING THE ENCLOSED CHARTS AND PERFORMANCE

In order to help you understand the Strategic Asset Management (SAM) Portfolios' investment performance, we have included the following discussions along with graphs that compare the Portfolios' performance with certain capital market benchmarks. The benchmarks are a blended mix of capital market indices intended to represent a proxy for Portfolio performance. Descriptions of the indices used are as follows:

o The INFLATION INDEX is a measurement of the change in domestic prices and is measured by the Consumer Price Index for all urban consumers.

o The LEHMAN BROTHERS AGGREGATE BOND INDEX is an all-inclusive bond index which contains government, corporate, mortgage and asset-backed securities.

o The STANDARD & POOR'S 500 COMPOSITE INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy and all economic sectors.

o The RUSSELL 3000 INDEX is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Index results on the following pages include changes in value and the reinvestment of dividends. Total return is used to measure a Portfolio's performance and reflects both changes in the value of the Portfolio's shares as well as any income dividend and/or capital gain distributions made by the Portfolio during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The 30-day Securities and Exchange Commission (SEC) yield is the yield calculated pursuant to a standard formula required by the SEC for performance advertisement purposes and does not imply any endorsement or recommendation by the SEC.

Yield indicates the investment income per share as a percentage of the ending offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment.

WM ADVISORS' ASSET ALLOCATION TEAM

RANDY YOAKUM
Senior Portfolio Manager
Chief Investment Officer
WM Advisors, Inc.

Randy Yoakum is a Chartered Financial Analyst with more than 16 years of investment management experience. He holds a B.B.A. from Pacific Lutheran University and an M.B.A. from Arizona State University. Accomplished in the field of asset management, Mr. Yoakum was instrumental in developing the investment policies at WM Advisors from 1987 to 1994, as well as after rejoining the company in 1999. He currently serves as chairman of the Investment Committee, Equity Investment Team, and the Asset Allocation Team, as well as acting as lead portfolio manager of the WM Growth & Income Fund. He has extensive experience in the field of asset allocation, having served as Chairman and Senior Portfolio Manager for an asset allocation product at his previous employer, D.A. Davidson & Co. (DADCO). In addition to acting as Chief Investment Officer and chairing the Investment Policy Committee at DADCO, he was also responsible for overseeing the research staff for the Trust Company, Investment Management Firm, and the Brokerage Division. Prior to that, Mr. Yoakum served as Senior Vice President and Chief Equity Officer at Boatman's Trust Company, where he was responsible for all equity and balanced investment analysis, asset allocation, research, portfolio management, and trading. He managed over 100 investment professionals as well as $25 billion in assets. His other duties at Boatman's included senior portfolio management of the Asset Allocation Portfolios, as well as chairing the Equity Investment Group and managing the high profile equity and balanced portfolios.

Most recently Mr. Yoakum has been building the research staff for WM Advisors in
Seattle: adding several analysts for both the equity and fixed-income teams, as well as two dedicated senior analysts for WM Group of Funds' asset allocation product. Both analysts have significant experience and background with asset allocation products.

Charles Averill is a Chartered Financial Analyst and a Senior Quantitative Analyst, having been with WM Advisors for 10 years. He holds a B.A. in Economics from Reed College and an M.A. in Economics from Princeton University. Before joining the team at WM Advisors in 1990, Mr. Averill worked as an assistant economics professor and a news editor.

Michael Meighan is the most recent addition to the asset allocation team at WM Advisors. Mr. Meighan is a Chartered Financial Analyst candidate and holds a B.S. from Santa Clara and an M.B.A. from Gonzaga University. He was previously employed with Randy Yoakum at DADCO as a portfolio manager and Senior Analyst for its asset allocation product. His responsibilities included all managed investment products and the creation, analysis and maintenance of the supervised recommended list of mutual funds for the firm. Mr. Meighan also developed policy for the firm as a member of both the DADCO Investment Policy Committee and the Davidson Trust Company Investment Committee.

GARY POKRZYWINSKI
Senior Portfolio Manager
Chairman of the Fixed Income Investment Team
WM Advisors, Inc.

Gary Porkrzwinski also assists the asset allocation team. He is responsible for helping to develop the outlook and policy for the fixed-income assets within the Portfolios. Mr. Pokerzywinski is a Chartered Financial Analyst and currently manages the WM Income and WM High Yield Funds.

strategic growth portfolio

growth of a $10,000 investment(1)
(class A shares)+

                          Fund
                        (Class A
           Fund         Shares not
         (Class A        adjusted
        shares; not      for the
         adjusted        maximum       Capital         Russell
         for sales      5.5% sales      Market          3000
          charge)        charge)      Benchmark(2)     Index(3)    Inflation(4)
--------------------------------------------------------------------------------
Inception
 5/31/00
          $10,000       $ 9,450         $10,000       $10,000       $10,000
           10,375         9,805          10,219        10,000        10,289
           10,908        10,308          10,523        10,040        10,703
           10,992        10,387          10,561        10,080        10,798
           11,291        10,670          10,970        10,113        11,217
           10,951        10,349          10,949        10,147        11,120
           11,346        10,722          11,399        10,167        11,614
           11,657        11,015          11,605        10,187        11,803
Jan 96     11,849        11,197          11,972        10,187        12,146
           12,208        11,536          12,055        10,214        12,324
           12,530        11,840          12,150        10,234        12,448
           12,886        12,177          12,304        10,268        12,684
           13,146        12,423          12,588        10,261        13,009
           12,799        12,095          12,651        10,254        12,967
           11,893        11,238          12,148        10,314        12,288
           12,444        11,760          12,377        10,347        12,660
           12,982        12,268          13,025        10,401        13,349
           12,824        12,118          13,375        10,442        13,593
           13,455        12,715          14,312        10,461        14,551
           13,358        12,623          14,046        10,468        14,377
Jan 97     13,730        12,975          14,835        10,488        15,172
           13,537        12,792          14,947        10,508        15,188
           12,919        12,209          14,371        10,541        14,502
           13,177        12,452          15,165        10,575        15,217
           14,038        13,266          16,017        10,595        16,256
           14,489        13,692          16,679        10,595        16,932
           15,441        14,592          17,916        10,629        18,260
           14,862        14,044          17,004        10,662        17,518
           15,569        14,713          17,867        10,689        18,512
           14,914        14,094          17,356        10,701        17,890
           14,966        14,143          18,087        10,695        18,575
           14,981        14,157          18,386        10,708        18,946
Jan 98     15,159        14,325          18,593        10,728        19,143
           16,325        15,427          19,798        10,748        20,512
           17,094        16,154          20,717        10,769        21,530
           17,326        16,373          20,916        10,788        21,741
           16,819        15,894          20,612        10,808        21,204
           17,367        16,412          21,383        10,821        21,920
           16,955        16,023          21,183        10,834        21,521
           14,266        13,482          18,461        10,847        18,224
           15,158        14,324          19,568        10,860        19,467
           16,008        15,128          20,990        10,886        20,945
           16,942        16,010          22,147        10,886        22,226
           18,370        17,359          23,303        10,880        23,639
Jan 99     19,472        18,401          24,196        10,906        24,442
           18,897        17,858          23,477        10,919        23,576
           20,031        18,930          24,336        10,953        24,441
           21,043        19,886          25,192        11,032        25,544
           20,348        19,229          24,634        11,032        25,059
           21,557        20,371          25,857        11,032        26,325
           21,009        19,854          25,119        11,065        25,527
           20,994        19,840          25,006        11,092        25,237
           21,194        20,028          24,418        11,145        24,592
           22,340        21,112          25,818        11,165        26,134
           23,777        22,469          26,290        11,172        26,866
           26,540        25,080          27,671        11,172        28,580
Jan 00     25,988        24,558          26,411        11,198        27,460
           27,628        26,108          25,993        11,265        27,714
           28,843        27,257          28,316        11,357        29,885
           27,329        25,826          27,541        11,364        28,832
           26,539        25,080          27,031        11,371        28,022
           27,327        25,824          27,686        11,437        28,852
           26,729        25,259          27,322        11,457        28,342
           28,480        26,913          28,889        11,464        30,444
           27,392        25,885          27,535        11,477        29,065
Oct 00     26,997        25,512          27,448        11,514        28,652

+ The performance of the Class B shares was different from that shown above for the Class A shares, based on the difference in sales charges and fees paid by Class B shareholders.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00(1)

CLASS A SHARES                                                       1 YEAR     5 YEAR   SINCE INCEPTION
                                                                                          (May 31, 1995)
    Fund (not adjusted for sales charge)                             20.84%      19.82%       20.15%
    ----------------------------------------------------------------------------------------------------
    Fund (adjusted for maximum 5.5% sales charge)                    14.20%      18.49%       18.90%
    ----------------------------------------------------------------------------------------------------
    Capital Market Benchmark(2)                                       6.31%      20.18%       20.49%(2)
    ----------------------------------------------------------------------------------------------------
CLASS B SHARES                                                       1 YEAR      5 YEAR   SINCE INCEPTION
                                                                                           (May 31, 1995)
    Fund (not adjusted for contingent deferred sales charge)         19.95%      18.96%       19.30%
    ----------------------------------------------------------------------------------------------------
    Fund (adjusted for maximum contingent deferred sales charge)     14.95%      18.86%       19.30%
    ----------------------------------------------------------------------------------------------------
    Capital Market Benchmark(2)                                       6.31%      20.18%       20.49%(2)
    ----------------------------------------------------------------------------------------------------

(1) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra
    Asset Management Portfolios represents the performance of the Sierra Asset Management Account
    ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds.
    The SAM Account was not registered as an investment company under the Investment Company Act of
    1940 ("Act") and, therefore, was not subject to certain restrictions that the Act imposes. If the
    SAM Account had been registered under the Act, its performance may have differed significantly.
    The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Fund's custodian had not allowed its fees to be reduced by credits. Past performance does not guarantee future results.
(2) The Strategic Growth Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 90% Standard &
    Poor's 500 Composite Index and 10% Lehman Brothers Aggregate Bond Index. The returns shown for the
    Portfolio assume reinvestment of all dividends and distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Portfolio's inception date not from the inception of the index.
(3) The Russell 3000 Index is a broad-based index and is intended to represent the majority of the U.S equity market.
(4) Inflation is measured by the Consumer Price Index for all urban consumers.
(5) Annual rate of inflation: 2.54%. Source: Ibbotson Associates.


PERFORMANCE REVIEW

The SAM STRATEGIC GROWTH PORTFOLIO (Class A shares) returned 20.84% (not adjusted for sales charge) for the 12-month period ended October 31, 2000. While being managed in an effort to reduce volatility relative to single asset-class equity investments, the Portfolio significantly outperformed its benchmark index, as well as the S&P 500 Index, which posted a return of 6.09%. Long-term results have been favorable, providing a strong premium over inflation. Over the past five years, the Portfolio has averaged 19.82% (not adjusted for sales charge) per year, or 17.28% above the rate of inflation.(5)

ECONOMIC/MARKET REVIEW

The 12-month period under review was marked by increased volatility in the equity markets. The strong equity performance that was witnessed in late 1999 and during the first part of 2000 reversed, particularly in the higher-growth technology holdings that had led markets for the most of the late 1990s. The tech-heavy NASDAQ Index peaked in March and then retreated, wiping out earlier gains.

During the period, the Federal Reserve continued to notch up short-term interest rates in an effort to quell inflation and slow growth while investors began to take notice of some of the lofty prices of many equities. The economic slowdown made investors question the sustainability of very high earnings growth rates for much of the technology sector and the high valuations (prices relative to earnings) that many of these stocks carried. Additional factors contributing to market volatility were significantly higher oil prices and a very strong dollar that drove up prices of U.S. goods for foreign consumers. Although overall economic growth continues, some of the effects of higher interest rates have taken their desired effect.

Economic stability also remains, evidenced by strong productivity, healthy consumer spending, low unemployment, and subdued inflation. The shift in market sentiment was positive for some sectors as many traditional value holdings gained favor when money flowed out of growth momentum stocks. The second half of the period significantly favored value stocks, especially mid-sized companies. The period closed with strong performance from the utility, financial, and health care sectors.

Fixed-income markets were negatively affected by rising short-term interest rates, but closed out the year on a positive note when long-term rates fell in response to evidence of an economic slowdown. For the 12-month period, short-term rates increased significantly by 100 basis points (1%), and yields closed out the year inverted (when short-term rates are higher than long-term rates). Central banks around the globe also increased interest rates in an effort to stem inflationary pressures as well as support their currencies. As a result, global markets were also volatile during the period. While European equity markets reported slightly positive performance for the year, markets in the Pacific Region and in many emerging countries were quite weak.

INVESTMENT STRATEGY

The STRATEGIC GROWTH PORTFOLIO is diversified in eight funds, representing six major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio were clearly evident during the 12-month period ended October 31, 2000, as domestic equity market leadership shifted out of large-cap growth technology into some more traditional value positions. Because the Portfolio is diversified in both of these areas, shareholders were able to participate in the rally as well as benefit from reduced volatility. The overall investment strategy for the period was to:

o Broaden equity diversification into small- and mid-cap positions.

o Reduce positions in higher-valued growth technology holdings early in the period in favor of value stocks found in the finance and health care sectors.

o Introduce two new funds into the Portfolio - the WM MID CAP STOCK FUND and the WM EQUITY INCOME FUND - to broaden equity diversification in mid-cap and value positions.

o Add a position in corporate bonds to manage risk and to take advantage of falling interest rates in the second half of the period.

REVIEW OF PORTFOLIO ALLOCATIONS

We took advantage of the rally in growth stocks early in the period and were able to realize some significant gains from the WM GROWTH FUND. We shifted assets out of the large-cap growth sector and into some broader areas of the market, adding to the WM SMALL CAP STOCK FUND and initiating a position in both the WM MID CAP STOCK FUND and the WM EQUITY INCOME FUND. These moves benefited overall Portfolio performance, as the mid-cap value sector was one of the strongest performing areas during the second half of the year, and the WM MID CAP STOCK FUND was the best performer of all the WM Funds since its inception in March 2000. On a secular basis, this also worked to reduce technology positions in favor of financial and health care holdings, which were more attractively valued. The sector positioning also contributed to the strong relative performance during the second half of the period, as technology stocks retreated considerably. Despite volatile performance, we maintained the Portfolio's exposure to international equities (13%) to diversify holdings.


Throughout the course of the past 12 months, we slightly increased our positions in fixed-income securities (11%), favoring longer-term corporate holdings while reducing cash positions. We feel that given the slower growth domestic environment, the fixed-income positions could aid performance as well as manage risk.

OUTLOOK

The economy seems to be slowing, with growth continuing at a more sustainable rate. International currency markets may slow overall global growth as foreign banks are forced to raise interest rates to support their currencies. We will continue to increase diversification in an effort to manage risk while taking advantage of positions in value stocks and fixed-income holdings, which could be attractive in a slower-growth environment.

It seems that the Federal Reserve may not need to intervene as the effects of prior interest-rate moves take their desired effect. The Fed members will likely weigh the economic slowdown against possible inflationary and wealth effects when deciding possible interest-rate policies in 2001. We are watching both corporate and consumer debt levels as possible indicators of future growth -- if debt levels get too high and credit tightens, a further economic slowdown could develop. Overall, our long-term outlook remains positive, as we believe productivity enhancements will help continue the low global inflationary environment, benefiting both stock and bond markets.

                              portfolio allocation
                            as of October 31, 2000++

                Growth & Income Fund                     33%
                Growth Fund                              20%
                Mid Cap Stock Fund                       11%
                Small Cap Stock Fund                      9%
                International Growth Fund                 9%
                Growth Fund of the Northwest              8%
                High Yield Fund                           5%
                Equity Income Fund                        5%


                          asset class diversification
                            as of October 31, 2000++

                Large-Cap Stocks                         43%
                Mid-Cap Stocks                           21%
                Foreign Stocks                           13%
                Small-Cap Stocks                         12%
                Cash Equivalents                          5%
                Corporate Bonds                           5%
                Other Bonds                               1%

             Note: as a percentage of investment company securities ++ may not feflect current allocation conservative growth portfolio

GROWTH OF A $10,000 INVESTMENT(1)
(class A shares)+

                          Fund
                        (Class A
           Fund         Shares not
         (Class A        adjusted
        shares; not      for the
         adjusted        maximum      Capital          Russell
         for sales      5.5% sales     Market           3000
          charge)        charge)     Benchmark(2)      Index(3)    Inflation(4)
--------------------------------------------------------------------------------
          $10,000       $ 9,450       $10,000          $10,000       $10,000
           10,223         9,661        10,515           10,023        10,687
           10,349         9,779        10,766           10,077        11,016
Jan 91     10,697        10,109        11,139           10,115        11,569
           11,257        10,638        11,726           10,208        12,437
           11,270        10,650        11,946           10,294        12,804
           11,381        10,755        12,008           10,356        12,817
           11,639        10,999        12,388           10,379        13,347
           11,192        10,577        11,990           10,379        12,739
           11,573        10,936        12,433           10,441        13,340
           11,756        11,110        12,718           10,457        13,697
           11,881        11,227        12,650           10,472        13,541
           12,133        11,466        12,810           10,488        13,767
           11,868        11,215        12,483           10,520        13,240
           12,718        12,018        13,594           10,550        14,724
Jan 92     12,868        12,160        13,361           10,566        14,624
           12,979        12,265        13,507           10,597        14,819
           12,549        11,859        13,299           10,643        14,491
           12,597        11,904        13,598           10,659        14,784
           12,894        12,185        13,727           10,690        14,883
           12,721        12,021        13,644           10,698        14,615
           12,834        12,128        14,113           10,714        15,219
           12,909        12,199        13,956           10,752        14,890
           12,866        12,159        14,118           10,807        15,089
           12,813        12,108        14,097           10,822        15,239
           13,109        12,388        14,431           10,837        15,865
           13,285        12,555        14,632           10,876        16,149
Jan 93     13,468        12,727        14,791           10,899        16,307
           13,727        12,972        15,009           10,930        16,413
           14,126        13,350        15,253           10,960        16,824
           14,214        13,433        15,024           10,999        16,378
           14,541        13,741        15,314           11,014        16,848
           14,545        13,745        15,432           11,006        16,957
           14,648        13,842        15,408           11,060        16,929
           15,271        14,431        15,900           11,099        17,587
           15,314        14,472        15,830           11,138        17,585
           15,623        14,764        16,073           11,169        17,837
           15,236        14,398        15,926           11,185        17,562
           15,754        14,887        16,089           11,200        17,906
Jan 94     16,333        15,434        16,531           11,200        18,454
           15,990        15,110        16,132           11,232        18,008
           15,349        14,504        15,522           11,255        17,221
           15,404        14,556        15,626           11,301        17,417
           15,251        14,412        15,804           11,309        17,609
           14,910        14,090        15,520           11,309        17,126
           15,350        14,505        15,972           11,340        17,657
           15,768        14,901        16,433           11,378        18,427
           15,517        14,664        16,083           11,417        18,034
           15,756        14,890        16,337           11,433        18,332
           15,217        14,380        15,906           11,441        17,663
           15,207        14,371        16,102           11,480        17,937
Jan 95     15,144        14,311        16,490           11,511        18,329
           15,387        14,541        17,056           11,557        19,077
           15,621        14,762        17,441           11,588        19,552
           15,918        15,043        17,869           11,596        20,063
           16,285        15,389        18,571           11,611        20,791
           16,801        15,877        18,917           11,611        21,392
           17,562        16,596        19,345           11,658        22,252
           17,723        16,748        19,452           11,704        22,450
           18,136        17,139        20,079           11,743        23,321
           17,692        16,719        20,108           11,782        23,120
           18,188        17,188        20,818           11,805        24,147
           18,651        17,626        21,175           11,829        24,540
Jan 96     18,915        17,875        21,727           11,829        25,252
           19,459        18,388        21,760           11,860        25,623
           19,872        18,779        21,860           11,883        25,879
           20,382        19,261        22,048           11,923        26,371
           20,709        19,570        22,433           11,914        27,046
           20,324        19,206        22,588           11,906        26,960
           19,066        18,017        21,903           11,976        25,547
           19,838        18,747        22,216           12,015        26,321
           20,533        19,403        23,206           12,077        27,753
           20,243        19,130        23,806           12,124        28,261
           20,863        19,715        25,193           12,147        30,253
           20,752        19,611        24,777           12,154        29,890
Jan 97     20,997        19,842        25,877           12,178        31,543
           20,690        19,552        26,043           12,201        31,578
           19,854        18,762        25,198           12,240        30,151
           20,180        19,070        26,365           12,279        31,637
           21,443        20,264        27,573           12,302        33,798
           22,136        20,918        28,532           12,302        35,204
           23,256        21,977        30,349           12,342        37,964
           22,379        21,148        29,090           12,380        36,422
           23,418        22,130        30,335           12,411        38,488
           22,481        21,244        29,758           12,426        37,194
           22,461        21,225        30,763           12,418        38,619
           22,544        21,304        31,227           12,433        39,391
Jan 98     22,803        21,549        31,589           12,457        39,801
           24,247        22,913        33,176           12,480        42,647
           25,238        23,850        34,400           12,504        44,762
           25,561        24,155        34,695           12,527        45,201
           24,938        23,566        34,377           12,549        44,084
           25,499        24,096        35,442           12,564        45,574
           25,004        23,629        35,200           12,579        44,745
           21,386        20,210        31,810           12,594        37,890
           22,440        21,206        33,459           12,610        40,474
           23,625        22,326        35,311           12,640        43,546
           24,981        23,607        36,870           12,640        46,210
           26,792        25,319        38,390           12,633        49,147
Jan 99     28,148        26,600        39,596           12,663        50,816
           27,410        25,903        38,526           12,679        49,016
           29,050        27,452        39,669           12,717        50,815
           30,429        28,756        40,782           12,810        53,108
           29,526        27,902        40,001           12,810        52,099
           31,118        29,406        41,516           12,810        54,732
           30,551        28,871        40,557           12,848        53,073
           30,478        28,802        40,410           12,879        52,469
           30,767        29,075        39,775           12,941        51,128
           32,257        30,482        41,581           12,964        54,335
           34,082        32,208        42,172           12,972        55,856
           37,586        35,519        43,850           12,972        59,420
Jan 00     36,695        34,677        42,264           13,003        57,091
           38,523        36,404        41,858           13,080        57,620
           40,275        38,060        44,890           13,188        62,134
           38,596        36,473        43,905           13,195        59,945
           37,608        35,539        43,268           13,203        58,261
           38,499        36,382        44,285           13,280        59,986
           37,856        35,774        43,921           13,303        58,925
           40,006        37,806        46,022           13,311        63,295
           38,770        36,638        44,409           13,326        60,429
Oct 00     38,352        36,242        44,365           13,369        59,571

                          Period: 10/31/90 - 10/31/00

+ The performance of the Class B shares was different from that shown above for the Class A shares, based on the difference in sales charges and fees paid by Class B shareholders.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00(1)
CLASS A SHARES

CLASS A SHARES                                                       1 YEAR     5 YEAR       10 YEAR

    Fund (not adjusted for sales charge)                             18.89%     16.74%        14.38%
    ----------------------------------------------------------------------------------------------------
    Fund (adjusted for maximum 5.5% sales charge)                    12.36%     15.43%        13.74%
    ----------------------------------------------------------------------------------------------------
    Capital Market Benchmark(2)                                       6.70%     17.15%        16.07%(2)
    ----------------------------------------------------------------------------------------------------

CLASS B SHARES                                                       1 YEAR     5 YEAR   SINCE INCEPTION
                                                                                            July 1, 1994

    Fund (not adjusted for contingent deferred sales charge)         18.07%     15.75%        15.13%
    ----------------------------------------------------------------------------------------------------
    Fund (adjusted for maximum contingent deferred sales charge)     13.07%     15.64%        15.13%
    ----------------------------------------------------------------------------------------------------
    Capital Market Benchmark(2)                                       6.70%     17.15%        18.04%(2)
    ----------------------------------------------------------------------------------------------------

(1) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra
    Asset Management Portfolios represents the performance of the Sierra Asset Management Account
    ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds.
    The SAM Account was not registered as an investment company under the Investment Company Act of
    1940 ("Act") and, therefore, was not subject to certain restrictions that the Act imposes. If the
    SAM Account had been registered under the Act, its performance may have differed significantly.
    The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Fund's custodian had not allowed its fees to be reduced by credits. Past performance does not guarantee future results.
(2) The Conservative Growth Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 70%
    Standard & Poor's 500 Composite Index and 30% Lehman Brothers Aggregate Bond Index. The returns shown for the Portfolio assume reinvestment of all dividends and distributions by the shareholder.
    For comparative purposes, the benchmark's performance is shown for the ten-year period or the inception of the particular Portfolio class of shares.
(3) The Russell 3000 Index is a broad-based index and is intended to represent the majority of the
    U.S. equity market.
(4) Inflation is measured by the Consumer Price Index for all urban consumers.
(5) Annual rate of inflation: 2.70%. Source: Ibbotson Associates.

PERFORMANCE REVIEW

The SAM CONSERVATIVE GROWTH PORTFOLIO (Class A shares) returned 18.89% (not adjusted for sales charge) for the 12-month period ended October 31, 2000. While being managed in an effort to reduce volatility relative to single asset-class investments, the Portfolio significantly outperformed its benchmark index, as well as the S&P 500 Index, which posted a return of 6.09%. Long-term results have been favorable, providing a strong premium over inflation. Over the past ten years, the Portfolio has averaged 14.38% per year (not adjusted for sales charge), or 11.68% above the rate of inflation.(5)

ECONOMIC/MARKET REVIEW

The 12-month period under review was marked by increased volatility in the equity markets. The strong equity performance that was witnessed in late 1999 and during the first part of 2000 reversed, particularly in the higher-growth technology holdings that had led markets for the most of the late 1990s. The tech-heavy NASDAQ Index peaked in March and then retreated, wiping out earlier gains.

During the period, the Federal Reserve continued to notch up short-term interest rates in an effort to quell inflation and slow growth while investors began to take notice of some of the lofty prices of many equities. The economic slowdown made investors question the sustainability of very high earnings growth rates for much of the technology sector and the high valuations (prices relative to earnings) that many of these stocks carried. Additional factors contributing to market volatility were significantly higher oil prices and a very strong dollar that drove up prices of U.S. goods for foreign consumers. Although overall economic growth continues, some of the effects of higher interest rates have taken their desired effect. Economic stability also remains, evidenced by strong productivity, healthy consumer spending, low unemployment, and subdued inflation. The shift in market sentiment was positive for some sectors as many traditional value holdings gained favor when money flowed out of growth momentum stocks. The second half of the period significantly favored value stocks, especially mid-sized companies. The period closed with strong performance from the utility, financial, and health care sectors.

Fixed-income markets were negatively affected by rising short-term interest rates, but closed out the year on a positive note when long-term rates fell in response to evidence of an economic slowdown. For the 12-month period, short-term rates increased significantly by 100 basis points (1%), and yields closed out the year inverted (short-term rates higher than long-term rates). The drop in longer-term yields helped the performance of many government bonds during the reporting period. Corporate positions also provided positive results, but not quite as strong as government bonds and mortgages. Central banks around the globe also increased interest rates in an effort to stem inflationary pressures as well as support their currencies. As a result, global markets were also volatile during the period. While European equity markets reported slightly positive performance for the year, markets in the Pacific Region and in many emerging countries were quite weak.

INVESTMENT STRATEGY

The CONSERVATIVE GROWTH PORTFOLIO is diversified in 10 funds, representing eight major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio were clearly evident during the 12-month period ended October 31, 2000, as domestic equity market leadership shifted out of large-cap growth technology into some more traditional value positions. Because the Portfolio is diversified in both of these areas, shareholders were able to participate in the rally as well as benefit from reduced volatility.

The overall investment strategy for the period was to:

o Broaden equity diversification into small- and mid-cap positions.

o Reduce positions in higher-valued growth technology holdings early in the period in favor of value stocks found in the finance and health care sectors.

o Introduce two new funds into the Portfolio - the WM MID CAP STOCK FUND and the WM EQUITY INCOME FUND - to broaden equity diversification in mid-cap and value positions.

o Increase positions in corporate bonds and longer-term issues to take advantage of falling interest rates in the second half of the period.

REVIEW OF PORTFOLIO ALLOCATIONS

We took advantage of the rally in growth stocks early in the period and were able to realize some significant gains from the WM GROWTH FUND. We shifted assets out of the large-cap growth sector and into some broader areas of the market, adding to the WM SMALL CAP STOCK FUND and initiating a position in the WM MID CAP STOCK FUND. These moves benefited overall Portfolio performance, as the mid-cap value sector was one of the strongest performing areas during the second half of the year, and the WM MID CAP STOCK FUND was the best performer of all the WM Funds since its inception in March 2000. On a secular basis, this also worked to reduce technology positions in favor of financial and health care holdings, which were more attractively valued. The sector positioning also contributed to the strong relative performance during the second half of the period, as technology stocks retreated considerably. In an effort to manage risk, we reduced exposure to international equities, adding to positions in traditional domestic value holdings found in the WM EQUITY INCOME FUND.

Throughout the course of the past 12 months, we slightly increased our positions in fixed-income securities (25%), favoring longer-term corporate holdings. We feel that given the slower growth domestic environment, the fixed-income positions could aid performance as well as manage risk.

OUTLOOK

The economy seems to be slowing and should continue to grow at a more sustainable rate. International currency markets may slow overall global growth as foreign banks are forced to raise interest rates to support their currencies. We will continue to increase diversification in an effort to manage risk while taking advantage of positions in value stocks and fixed-income holdings, which could be attractive in a slower-growth environment.

It seems that the Federal Reserve may not need to intervene as the effects of prior interest-rate moves take their desired effect. The Fed members will likely weigh the economic slowdown against possible inflationary and wealth effects when deciding possible interest-rate policies in 2001. We are watching both corporate and consumer debt levels as possible indicators of future growth -- if debt levels get too high and credit tightens, a further economic slowdown could develop. Overall, our long-term outlook remains positive, as we believe productivity enhancements will help continue the low global inflationary environment, benefiting both stock and bond markets.

                              portfolio allocation
                            as of October 31, 2000++

                Growth & Income Fund                     31%
                Growth Fund                              19%
                Income Fund                              10%
                Mid Cap Stock Fund                        7%
                International Growth Fund                 7%
                Small Cap Stock Fund                      6%
                Growth Fund of the Northwest              6%
                High Yield Fund                           5%
                U.S. Government Securities Fund           5%
                Equity Income Fund                        4%


                          asset class diversification
                            as of October 31, 2000++

                Large-Cap Stocks                         39%
                Mid-Cap Stocks                           17%
                Corporate Bonds                          11%
                Foreign Stocks                           10%
                Small-Cap Stocks                          9%
                Mortgage-Backed                           7%
                Cash Equivalents                          5%
                Other Bonds                               1%
                Treasuries                                1%

             Note: as a percentage of investment company securities ++ may not reflect current allocation balanced portfolio

GROWTH OF A $10,000 INVESTMENT(1)
(class A shares)

                      Fund
                    (Class A
         Fund       Shares not
       (Class A      adjusted                                           Lehman
      shares; not    for the                                           Brothers
       adjusted      maximum      Capital                    Russell   Aggregate
       for sales    5.5% sales    Market                      3000       Bond
        charge)      charge)    Benchmark(2)   Inflation(5)  Index(3)   Index(4)
-------------------------------------------------------------------------------
        $10,000     $ 9,450       $10,000      $10,000      $10,000     $10,000
         10,121       9,565        10,430       10,023       10,687      10,215
         10,242       9,679        10,654       10,077       11,016      10,374
Jan 91   10,514       9,936        10,955       10,115       11,569      10,503
         10,929      10,328        11,394       10,208       12,437      10,592
         10,830      10,235        11,569       10,294       12,804      10,665
         10,949      10,347        11,648       10,356       12,817      10,781
         11,114      10,503        11,931       10,379       13,347      10,843
         10,830      10,235        11,655       10,379       12,739      10,838
         11,125      10,513        12,009       10,441       13,340      10,988
         11,289      10,668        12,280       10,457       13,697      11,226
         11,408      10,781        12,303       10,472       13,541      11,454
         11,525      10,891        12,454       10,488       13,767      11,581
         11,364      10,739        12,260       10,520       13,240      11,687
         12,025      11,364        13,143       10,550       14,724      12,034
Jan 92   11,949      11,292        12,931       10,566       14,624      11,871
         11,994      11,335        13,056       10,597       14,819      11,948
         11,715      11,071        12,891       10,643       14,491      11,881
         11,814      11,164        13,125       10,659       14,784      11,966
         12,085      11,420        13,285       10,690       14,883      12,193
         11,983      11,324        13,280       10,698       14,615      12,361
         12,074      11,410        13,683       10,714       15,219      12,613
         12,196      11,525        13,614       10,752       14,890      12,740
         12,142      11,474        13,773       10,807       15,089      12,892
         11,983      11,324        13,707       10,822       15,239      12,721
         12,181      11,511        13,939       10,837       15,865      12,723
         12,321      11,644        14,141       10,876       16,149      12,925
Jan 93   12,478      11,791        14,328       10,899       16,307      13,174
         12,701      12,002        14,550       10,930       16,413      13,404
         13,042      12,325        14,737       10,960       16,824      13,460
         13,223      12,495        14,608       10,999       16,378      13,555
         13,459      12,719        14,815       11,014       16,848      13,572
         13,485      12,744        14,974       11,006       16,957      13,818
         13,601      12,852        14,981       11,060       16,929      13,897
         14,034      13,262        15,398       11,099       17,587      14,140
         14,069      13,295        15,361       11,138       17,585      14,178
         14,299      13,512        15,546       11,169       17,837      14,230
         13,962      13,194        15,407       11,185       17,562      14,110
         14,318      13,530        15,543       11,200       17,906      14,186
Jan 94   14,789      13,975        15,908       11,200       18,454      14,377
         14,485      13,688        15,555       11,232       18,008      14,127
         13,921      13,155        15,025       11,255       17,221      13,778
         13,871      13,108        15,062       11,301       17,417      13,668
         13,729      12,974        15,184       11,309       17,609      13,667
         13,465      12,724        14,980       11,309       17,126      13,636
         13,876      13,113        15,377       11,340       17,657      13,908
         14,163      13,384        15,699       11,378       18,427      13,925
         13,892      13,128        15,395       11,417       18,034      13,720
         14,046      13,273        15,564       11,433       18,332      13,707
         13,652      12,901        15,261       11,441       17,663      13,677
         13,656      12,905        15,425       11,480       17,937      13,772
Jan 95   13,704      12,951        15,778       11,511       18,329      14,044
         13,986      13,217        16,272       11,557       19,077      14,379
         14,164      13,385        16,563       11,588       19,552      14,466
         14,454      13,659        16,920       11,596       20,063      14,669
         14,915      14,094        17,581       11,611       20,791      15,237
         15,156      14,323        17,852       11,611       21,392      15,348
         15,606      14,748        18,130       11,658       22,252      15,314
         15,764      14,897        18,264       11,704       22,450      15,499
         16,044      15,161        18,735       11,743       23,321      15,650
         15,900      15,026        18,824       11,782       23,120      15,853
         16,333      15,435        19,379       11,805       24,147      16,091
         16,624      15,710        19,694       11,829       24,540      16,316
Jan 96   16,826      15,900        20,098       11,829       25,252      16,424
         16,942      16,011        20,020       11,860       25,623      16,138
         17,014      16,078        20,046       11,883       25,879      16,025
         17,269      16,319        20,137       11,923       26,371      15,935
         17,395      16,438        20,376       11,914       27,046      15,904
         17,253      16,304        20,555       11,906       26,960      16,117
         16,677      15,760        20,125       11,976       25,547      16,160
         17,004      16,069        20,321       12,015       26,321      16,133
         17,502      16,540        21,069       12,077       27,753      16,413
         17,570      16,604        21,592       12,124       28,261      16,778
         18,159      17,160        22,596       12,147       30,253      17,065
         18,037      17,045        22,269       12,154       29,890      16,906
Jan 97   18,333      17,325        22,995       12,178       31,543      16,958
         18,260      17,256        23,117       12,201       31,578      17,001
         17,783      16,805        22,508       12,240       30,151      16,812
         18,132      17,135        23,349       12,279       31,637      17,064
         18,893      17,854        24,176       12,302       33,798      17,226
         19,322      18,259        24,859       12,302       35,204      17,431
         20,298      19,182        26,182       12,342       37,964      17,902
         19,650      18,570        25,343       12,380       36,422      17,750
         20,311      19,194        26,224       12,411       38,488      18,013
         19,716      18,631        25,977       12,426       37,194      18,274
         19,741      18,655        26,638       12,418       38,619      18,358
         19,877      18,784        27,001       12,433       39,391      18,543
Jan 98   20,126      19,019        27,324       12,457       39,801      18,781
         21,072      19,913        28,298       12,480       42,647      18,765
         21,744      20,548        29,071       12,504       44,762      18,829
         21,990      20,780        29,293       12,527       45,201      18,927
         21,706      20,512        29,180       12,549       44,084      19,107
         22,086      20,871        29,897       12,564       45,574      19,269
         21,858      20,656        29,769       12,579       44,745      19,310
         19,579      18,502        27,859       12,594       37,890      19,625
         20,217      19,105        29,077       12,610       40,474      20,084
         21,017      19,862        30,183       12,640       43,546      19,977
         21,909      20,704        31,184       12,640       46,210      20,091
         23,114      21,842        32,129       12,633       49,147      20,152
Jan 99   23,957      22,640        32,915       12,663       50,816      20,295
         23,404      22,117        32,115       12,679       49,016      19,939
         24,354      23,015        32,846       12,717       50,815      20,049
         25,233      23,845        33,535       12,810       53,108      20,113
         24,629      23,274        32,992       12,810       52,099      19,936
         25,614      24,205        33,854       12,810       54,732      19,873
         25,271      23,881        33,255       12,848       53,073      19,789
         25,218      23,831        33,164       12,879       52,469      19,779
         25,440      24,040        32,902       12,941       51,128      20,009
         26,310      24,863        34,004       12,964       54,335      20,083
         27,375      25,869        34,348       12,972       55,856      20,081
         29,352      27,737        35,277       12,972       59,420      19,984
Jan 00   28,726      27,146        34,333       13,003       57,091      19,918
         29,738      28,102        34,216       13,080       57,620      20,159
         30,862      29,164        36,115       13,188       62,134      20,425
         29,997      28,348        35,519       13,195       59,945      20,366
         29,512      27,888        35,146       13,203       58,261      20,356
         30,134      28,477        35,945       13,280       59,986      20,779
         29,806      28,166        35,827       13,303       58,925      20,968
         31,171      29,456        37,200       13,311       63,295      21,273
         30,482      28,805        36,335       13,326       60,429      21,407
Oct 00   30,266      28,601        36,378       13,369       59,571      21,548


                           Period: 10/31/90 - 10/31/00

+ The performance of the Class B shares was different from that shown above for the Class A shares, based on the difference in sales charges and fees paid by Class B shareholders.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00(1)

CLASS A SHARES                                                       1 YEAR     5 YEAR       10 YEAR
    Fund (not adjusted for sales charge)                             15.11%      13.86%       11.78%
    Fund (adjusted for maximum 5.5% sales charge)                     8.79%      12.57%       11.16%
    Capital Market Benchmark(2)                                       6.98%      14.08%       13.78%(2)

CLASS B SHARES                                                       1 YEAR      5 YEAR   SINCE INCEPTION
                                                                                            July 1, 1994
    Fund (not adjusted for contingent deferred sales charge)         14.26%      12.80%       12.74%
    Fund (adjusted for maximum contingent deferred sales charge)      9.26%      12.68%       12.74%
    Capital Market Benchmark(2)                                       6.98%      14.08%       15.04%(2)

(1) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra
    Asset Management Portfolios represents the performance of the Sierra Asset Management Account
    ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds.
    The SAM Account was not registered as an investment company under the Investment Company Act of
    1940 ("Act") and, therefore, was not subject to certain restrictions that the Act imposes. If the
    SAM Account had been registered under the Act, its performance may have differed significantly.
    The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Fund's custodian had not allowed its fees to be reduced by credits. Past performance does not guarantee future results.
(2) The Balanced Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 50% Standard &
    Poor's 500 Composite Index and 50% Lehman Brothers Aggregate Bond Index. The returns shown for the
    Portfolio assume reinvestment of all dividends and distributions by the shareholder. For comparative purposes, the benchmark's performance is shown for the ten-year period or the inception of the particular Portfolio Class of shares.
(3) The Russell 3000 Index is a broad-based index and is intended to represent the majority of the
    U.S. equity market.
(4) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole.
(5) Inflation is measured by the Consumer Price Index for all urban consumers.
(6) Annual rate of inflation: 2.70%. Source: Ibbotson Associates.

PERFORMANCE REVIEW

The SAM BALANCED PORTFOLIO (Class A shares) returned 15.11% (not adjusted for sales charge) for the 12-month period ended October 31, 2000. While being managed in an effort to reduce volatility relative to single asset-class investments, the Portfolio more than doubled the performance of its benchmark index. Long-term results have been favorable, providing a premium over inflation. Over the past ten years, the Portfolio has averaged 11.78% per year (not adjusted for sales charge) or 9.08% above the rate of inflation.(6)

ECONOMIC/MARKET REVIEW

The 12-month period under review was marked by increased volatility in the equity markets. The strong equity performance that we witnessed in late 1999 and during the first part of 2000 reversed, particularly in the higher-growth technology holdings that had led markets for the most of the late 1990s. The tech-heavy NASDAQ Index peaked in March and then retreated, wiping out earlier gains.

During the period, the Federal Reserve continued to notch up short-term interest rates in an effort to quell inflation and slow growth while investors began to take notice of some of the lofty prices of many equities. The economic slowdown made investors question the sustainability of very high earnings growth rates for much of the technology sector and the high valuations (prices relative to earnings) that many of these stocks carried. Additional factors contributing to market volatility were significantly higher oil prices and a very strong dollar that drove up prices of U.S. goods for foreign consumers. Although overall economic growth continues, some of the effects of higher interest rates have taken their desired effect. Economic stability also remains, evidenced by strong productivity, healthy consumer spending, low unemployment, and subdued inflation. The shift in market sentiment was positive for some sectors as many traditional value holdings gained favor when money flowed out of growth momentum stocks. The second half of the period significantly favored value stocks, especially mid-sized companies. The period closed with strong performance from the utility, financial, and health care sectors.

Fixed-income markets were negatively affected by rising short-term interest rates, but closed out the year on a positive note when long-term rates fell in response to evidence of an economic slowdown. For the 12-month period, short-term rates increased significantly by 100 basis points (1%), and yields closed out the year inverted (short-term rates higher than long-term rates). The drop in longer-term yields helped the performance of many government bonds during the second half of the reporting period. Corporate positions also provided positive results, but not quite as strong as government bonds and mortgages. Central banks around the globe also increased interest rates in an effort to stem inflationary pressures as well as support their currencies. As a result, global markets were also volatile during the period. While European equity markets reported slightly positive performance for the year, markets in the Pacific Region and in many emerging countries were quite weak.

INVESTMENT STRATEGY
The BALANCED PORTFOLIO is diversified in 11 funds, representing nine major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio were clearly evident during the 12-month period ended October 31, 2000, as domestic equity market leadership shifted out of large-cap growth technology into some more traditional value positions. Because the Portfolio is diversified in both of these areas, shareholders were able to participate in the rally as well as benefit from reduced volatility.

The overall investment strategy for the period was to:

o Broaden equity diversification into small- and mid-cap positions.

o Reduce positions in higher-valued growth technology holdings early in the period in favor of value stocks found in the finance and health care sectors.

o Introduce two new funds into the Portfolio - the WM MID CAP STOCK FUND and the WM EQUITY INCOME FUND - to broaden equity diversification in mid-cap and value positions.

o Increase positions in corporate bonds and longer-term issues to take advantage of falling interest rates in the second half of the period.

REVIEW OF PORTFOLIO ALLOCATIONS

We took advantage of the rally in growth stocks early in the period and were able to realize some significant gains from the WM GROWTH FUND. We shifted assets out of the large-cap growth sector and into some broader areas of the market, adding to the WM SMALL CAP STOCK FUND and initiating a position in the WM MID CAP STOCK FUND. These moves benefited overall Portfolio performance, as the mid-cap value sector was one of the strongest performing areas during the second half of the year, and the WM MID CAP STOCK FUND was the best performer of all the WM Funds since its inception in March 2000. On a secular basis, this also worked to reduce technology positions in favor of financial and health care holdings, which were more attractively valued. The sector positioning also contributed to the strong relative performance during the second half of the period, as technology stocks retreated considerably. In an effort to manage risk, we reduced the Portfolio's exposure to international equities, adding to positions in traditional domestic value holdings found in the WM EQUITY INCOME FUND.

Throughout the course of the past 12 months, we slightly increased our positions in fixed-income securities (45%), favoring longer-term corporate holdings while reducing short-term bond positions. We feel that given the slower growth domestic environment, the fixed-income positions could aid performance as well as manage risk.

OUTLOOK

The economy seems to be slowing and should continue to grow at a more sustainable rate. International currency markets may slow overall global growth as foreign banks are forced to raise interest rates to support their currencies. We will continue to increase diversification in an effort to manage risk while taking advantage of positions in value stocks and fixed-income holdings, which could be attractive in a slower-growth environment.

It seems that the Federal Reserve may not need to intervene as the effects of prior interest-rate moves take their desired effect. The Fed members will likely weigh the economic slowdown against possible inflationary and wealth effects when deciding possible interest-rate policies in 2001. We are watching both corporate and consumer debt levels as possible indicators of future growth -- if debt levels get too high and credit tightens, a further economic slowdown could develop. Overall, our long-term outlook remains positive, as we believe productivity enhancements will help continue the low global inflationary environment, benefiting both stock and bond markets.


                              portfolio allocation
                            as of October 31, 2000++

                Growth & Income Fund                     25%
                U.S. Government Securities Fund          15%
                Income Fund                              14%
                Growth Fund                              12%
                Short Term Income Fund                    7%
                Mid Cap Stock Fund                        5%
                Growth Fund of the Northwest              5%
                High Yield Fund                           5%
                Small Cap Stock Fund                      5%
                International Growth Fund                 4%
                Equity Income Fund                        3%


                          asset class diversification
                            as of October 31, 2000++

                Large-Cap Stocks                         29%
                Mortgage-Backed                          18%
                Corporate Bonds                          17%
                Mid-Cap Stocks                           12%
                Foreign Stocks                            7%
                Small-Cap Stocks                          7%
                Cash Equivalents                          5%
                Treasuries                                3%

             Note: as a percentage of investment company securities ++ may not reflect current allocation conservative balanced portfolio

GROWTH OF A $10,000 INVESTMENT(1)
(class A shares)


                        Fund
                      (Class A
           Fund       Shares not
         (Class A      adjusted                                       Lehman
        shares; not    for the                                       Brothers
         adjusted      maximum    Capital                  Russell   Aggregate
         for sales    5.5% sales  Market                    3000       Bond
          charge)      charge)  Benchmark(2)  Inflation(5) Index(3)   Index(4)
--------------------------------------------------------------------------------
          $10,000     $ 9,450     $10,000     $10,000     $10,000     $10,000
           10,168       9,609      10,344      10,023      10,687      10,215
           10,321       9,753      10,542      10,077      11,016      10,374
Jan 91     10,381       9,810      10,773      10,115      11,569      10,503
           10,550       9,969      11,068      10,208      12,437      10,592
           10,656      10,070      11,201      10,294      12,804      10,665
           10,809      10,214      11,295      10,356      12,817      10,781
           10,885      10,287      11,486      10,379      13,347      10,843
           10,885      10,287      11,324      10,379      12,739      10,838
           11,038      10,431      11,594      10,441      13,340      10,988
           11,297      10,676      11,851      10,457      13,697      11,226
           11,450      10,820      11,961      10,472      13,541      11,454
           11,587      10,950      12,102      10,488      13,767      11,581
           11,694      11,050      12,033      10,520      13,240      11,687
           12,029      11,368      12,696      10,550      14,724      12,034
Jan 92     11,906      11,252      12,504      10,566      14,624      11,871
           11,998      11,338      12,609      10,597      14,819      11,948
           11,921      11,266      12,485      10,643      14,491      11,881
           11,982      11,323      12,657      10,659      14,784      11,966
           12,227      11,554      12,845      10,690      14,883      12,193
           12,410      11,727      12,914      10,698      14,615      12,361
           12,669      11,973      13,254      10,714      15,219      12,613
           12,761      12,059      13,267      10,752      14,890      12,740
           12,852      12,146      13,424      10,807      15,089      12,892
           12,655      11,959      13,313      10,822      15,239      12,721
           12,685      11,987      13,450      10,837      15,865      12,723
           12,883      12,174      13,652      10,876      16,149      12,925
Jan 93     13,112      12,391      13,866      10,899      16,307      13,174
           13,356      12,621      14,092      10,930      16,413      13,404
           13,431      12,693      14,224      10,960      16,824      13,460
           13,523      12,779      14,189      10,999      16,378      13,555
           13,614      12,866      14,317      11,014      16,848      13,572
           13,858      13,096      14,513      11,006      16,957      13,818
           13,965      13,197      14,550      11,060      16,929      13,897
           14,209      13,428      14,895      11,099      17,587      14,140
           14,194      13,413      14,890      11,138      17,585      14,178
           14,316      13,529      15,019      11,169      17,837      14,230
           14,178      13,399      14,887      11,185      17,562      14,110
           14,224      13,442      14,998      11,200      17,906      14,186
Jan 94     14,453      13,658      15,291      11,200      18,454      14,377
           14,102      13,326      14,981      11,232      18,008      14,127
           13,614      12,865      14,526      11,255      17,221      13,778
           13,400      12,663      14,502      11,301      17,417      13,668
           13,309      12,577      14,571      11,309      17,609      13,667
           13,233      12,505      14,441      11,309      17,126      13,636
           13,523      12,779      14,786      11,340      17,657      13,908
           13,462      12,722      14,979      11,378      18,427      13,925
           13,264      12,535      14,716      11,417      18,034      13,720
           13,234      12,506      14,808      11,433      18,332      13,707
           13,249      12,521      14,622      11,441      17,663      13,677
           13,158      12,434      14,757      11,480      17,937      13,772
Jan 95     13,341      12,607      15,076      11,511      18,329      14,044
           13,601      12,853      15,503      11,557      19,077      14,379
           13,677      12,925      15,707      11,588      19,552      14,466
           13,861      13,098      15,998      11,596      20,063      14,669
           14,425      13,631      16,621      11,611      20,791      15,237
           14,441      13,646      16,823      11,611      21,392      15,348
           14,380      13,589      16,965      11,658      22,252      15,314
           14,609      13,805      17,123      11,704      22,450      15,499
           14,731      13,921      17,454      11,743      23,321      15,650
           14,944      14,123      17,595      11,782      23,120      15,853
           15,158      14,324      18,012      11,805      24,147      16,091
           15,357      14,512      18,288      11,829      24,540      16,316
Jan 96     15,434      14,585      18,561      11,829      25,252      16,424
           15,113      14,281      18,389      11,860      25,623      16,138
           14,975      14,152      18,352      11,883      25,879      16,025
           14,869      14,051      18,361      11,923      26,371      15,935
           14,838      14,022      18,477      11,914      27,046      15,904
           14,991      14,166      18,673      11,906      26,960      16,117
           15,328      14,485      18,459      11,976      25,547      16,160
           15,175      14,340      18,554      12,015      26,321      16,133
           15,401      14,554      19,093      12,077      27,753      16,413
           15,741      14,875      19,547      12,124      28,261      16,778
           15,985      15,106      20,226      12,147      30,253      17,065
           15,884      15,011      19,975      12,154      29,890      16,906
Jan 97     15,899      15,024      20,391      12,178      31,543      16,958
           15,978      15,099      20,476      12,201      31,578      17,001
           15,807      14,938      20,061      12,240      30,151      16,812
           15,983      15,104      20,631      12,279      31,637      17,064
           16,127      15,240      21,149      12,302      33,798      17,226
           16,302      15,406      21,608      12,302      35,204      17,431
           16,721      15,802      22,531      12,342      37,964      17,902
           16,576      15,664      22,021      12,380      36,422      17,750
           16,786      15,863      22,611      12,411      38,488      18,013
           17,000      16,065      22,614      12,426      37,194      18,274
           17,049      16,111      23,001      12,418      38,619      18,358
           17,201      16,255      23,282      12,433      39,391      18,543
Jan 98     17,379      16,424      23,568      12,457      39,801      18,781
           17,367      16,412      24,065      12,480      42,647      18,765
           17,409      16,451      24,492      12,504      44,762      18,829
           17,484      16,522      24,655      12,527      45,201      18,927
           17,611      16,643      24,692      12,549      44,084      19,107
           17,722      16,748      25,140      12,564      45,574      19,269
           17,749      16,773      25,096      12,579      44,745      19,310
           17,799      16,820      24,294      12,594      37,890      19,625
           18,000      17,010      25,159      12,610      40,474      20,084
           17,892      16,908      25,680      12,640      43,546      19,977
           18,098      17,102      26,249      12,640      46,210      20,091
           18,108      17,112      26,758      12,633      49,147      20,152
Jan 99     18,248      17,244      27,227      12,663      50,816      20,295
           18,049      17,056      26,639      12,679      49,016      19,939
           18,170      17,171      27,062      12,717      50,815      20,049
           18,341      17,332      27,437      12,810      53,108      20,113
           18,263      17,259      27,073      12,810      52,099      19,936
           18,239      17,236      27,464      12,810      54,732      19,873
           18,219      17,217      27,125      12,848      53,073      19,789
           18,205      17,203      27,076      12,879      52,469      19,779
           18,381      17,370      27,073      12,941      51,128      20,009
           18,411      17,398      27,657      12,964      54,335      20,083
           18,462      17,447      27,824      12,972      55,856      20,081
           18,468      17,452      28,222      12,972      59,420      19,984
Jan 00     18,447      17,433      27,731      13,003      57,091      19,918
           18,593      17,571      27,809      13,080      57,620      20,159
           18,759      17,727      28,882      13,188      62,134      20,425
           18,729      17,699      28,562      13,195      59,945      20,366
           18,661      17,635      28,376      13,203      58,261      20,356
           18,980      17,936      28,999      13,280      59,986      20,779
           19,111      18,060      29,048      13,303      58,925      20,968
           19,765      18,678      29,884      13,311      63,295      21,273
           19,520      18,446      29,543      13,326      60,429      21,407
Oct 00     19,430      18,361      29,642      13,369      59,571      21,548

                           Period: 10/31/90 - 10/31/00

+ The performance of the Class B shares was different from that shown above for the Class A shares, based on the difference in sales charges and fees paid by Class B shareholders.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00(1)

CLASS A SHARES                                                       1 YEAR     5 YEAR      10 YEAR
    Fund (not adjusted for sales charge)                              5.52%       5.39%        6.87%
    Fund (adjusted for maximum 5.5% sales charge)                    -0.30%       4.20%        6.27%
    Capital Market Benchmark(2)                                       7.18%      11.00%       11.48%(2)

CLASS B SHARES                                                       1 YEAR      5 YEAR   SINCE INCEPTION
                                                                                            July 1, 1994
    Fund (not adjusted for contingent deferred sales charge)          4.76%       4.24%        5.17%
    Fund (adjusted for maximum contingent deferred sales charge)     -0.23%       4.08%        5.17%
    Capital Market Benchmark(2)                                       7.18%      11.00%       12.02%(2)

NOTE: AS OF 8/1/00, THE INCOME PORTFOLIO BECAME THE CONSERVATIVE BALANCED PORTFOLIO. THE PORTFOLIO'S
OBJECTIVES AND STRATEGIES HAVE CHANGED, AND THIS INFORMATION SHOULD BE TAKEN INTO CONSIDERATION WHEN
REVIEWING PAST PERFORMANCE.

(1) All performance shown prior to the November 1, 1996, asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra
    Asset Management Portfolios represents the performance of the Sierra Asset Management Account
    ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds.
    The SAM Account was not registered as an investment company under the Investment Company Act of
    1940 ("Act") and, therefore, was not subject to certain restrictions that the Act imposes. If the
    SAM Account had been registered under the Act, its performance may have differed significantly.
    The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Fund's custodian had not allowed its fees to be reduced by credits. Past performance does not guarantee future results.
(2) The Conservative Balanced Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 30%
    Standard & Poor's 500 Composite Index and 70% Lehman Brothers Aggregate Bond Index. The returns shown for the Portfolio assume reinvestment of all dividends and distributions by the shareholder.
    For comparative purposes, the benchmark's performance is shown for the ten-year period or the inception of the particular Portfolio Class of shares.
(3) The Russell 3000 Index is a broad-based index and is intended to represent the majority of the
    U.S. equity market.
(4) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S.
    fixed-income market as a whole.
(5) Inflation is measured by the Consumer Price Index for all urban consumers.

PERFORMANCE REVIEW

As of August 1, 2000, the SAM INCOME PORTFOLIO was repositioned into the SAM CONSERVATIVE BALANCED PORTFOLIO to take advantage of the growth potential of equity investments. Because there was a significant change in investment objective during the period, performance comparisons may not yet be relevant.

ECONOMIC/MARKET REVIEW

Fixed-income markets were negatively affected by rising short-term interest rates, but closed out the year on a positive note when long-term rates fell in response to evidence of an economic slowdown. For the 12-month period, short-term rates increased significantly by 100 basis points (1%), and yields closed out the year inverted (short-term rates higher than long-term rates). The drop in longer-term yields helped the performance of many government bonds during the second half of the year. Corporate positions also provided positive results, but not quite as strong as government bonds and mortgages. Central banks around the globe also increased interest rates in an effort to stem inflationary pressures as well as support their currencies. As a result, global markets were volatile during the period. While European equity markets reported slightly positive performance for the year, markets in the Pacific Region and in many emerging countries were quite weak.

During the period, the Federal Reserve continued to notch up short-term interest rates in an effort to quell inflation and slow growth while investors began to take notice of some of the lofty prices of many equities. The economic slowdown made investors question the sustainability of very high earnings growth rates for much of the technology sector and the high valuations (prices relative to earnings) that many of these stocks carried. Additional factors contributing to market volatility were significantly higher oil prices and a very strong dollar that drove up prices of U.S. goods for foreign consumers. Although overall economic growth continues, some of the effects of higher interest rates have taken their desired effect. Economic stability also remains, evidenced by strong productivity, healthy consumer spending, low unemployment, and subdued inflation. The shift in market sentiment was positive for some sectors as many traditional value holdings gained favor when money flowed out of growth momentum stocks. The second half of the period significantly favored value stocks, especially mid-sized companies. The period closed with strong performance from the utility, financial, and health care sectors.

INVESTMENT STRATEGY

The CONSERVATIVE BALANCED PORTFOLIO is diversified in 11 funds, representing nine major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio were clearly evident during the reporting period as domestic equity market leadership shifted out of large-cap growth technology into some more traditional value positions. Because the Portfolio is diversified in both of these areas, shareholders were able to participate in the rally as well as benefit from reduced volatility.

The overall investment strategy for the period was to:

o Reduce positions in cash, mortgages, short-term, and foreign bonds to initiate a broad position (37%) in equity holdings.

o Diversify equity positions in small-, mid-, and large-cap holdings.

o Maintain large positions in corporate bonds and longer-term issues to take advantage of falling interest rates in the second half of the period.

o Take advantage of the market favor of value stocks found in the finance and health care sectors.

REVIEW OF PORTFOLIO ALLOCATIONS

As of August 1, 2000 we initiated a broadly diversified position in seven equity funds. The equity portion of the portfolio (39%) has assets in small-, mid- and large-cap holdings as well as both growth and value positions. Performance was enhanced by the position in the WM MID CAP STOCK FUND, as the mid-cap value sector was one of the strongest performing areas in recent months. On a secular basis, we favored financial and health care holdings, which were more attractively valued. The sector positioning also contributed to the strong relative performance during the second half of the period, as more traditional value sectors led the market. To enable these moves, we reduced positions in the WM SHORT TERM INCOME, WM U.S. GOVERNMENT SECURITIES, AND WM HIGH YIELD FUNDS. Although equity performance has been volatile recently, we feel that the long-term growth potential offered by equity investing could help investors reach their investment goals.

Throughout the course of the past 12 months, we focused our positions in fixed-income securities on longer-term corporate holdings while reducing mortgage and short-term bond positions. We feel that given the slower growth domestic environment, these positions could aid performance as well as manage risk.

OUTLOOK

The economy seems to be slowing and should continue to grow at a more sustainable rate. International currency markets may slow overall global growth as foreign banks are forced to raise interest rates to support their currencies. We will continue to increase diversification in an effort to manage risk while taking advantage of positions in value stocks and fixed-income holdings, which could be attractive in a slower-growth environment.

It seems that the Federal Reserve may not need to intervene as the effects of prior interest-rate moves take their desired effect. The Fed members will likely weigh the economic slowdown against possible inflationary and wealth effects when deciding possible interest-rate policies in 2001. We are watching both corporate and consumer debt levels as possible indicators of future growth -- if debt levels get too high and credit tightens, a further economic slowdown could develop. Overall, our long-term outlook remains positive, as we believe productivity enhancements will help continue the low global inflationary environment, benefiting both stock and bond markets.

                              portfolio allocation
                            as of October 31, 2000++

                Income Fund                              25%
                U.S. Government Securities Fund          20%
                Growth & Income Fund                     17%
                Short Term Income Fund                    9%
                Growth Fund                               8%
                High Yield Fund                           6%
                Mid Cap Stock Fund                        4%
                Growth Fund of the Northwest              4%
                Small Cap Stock Fund                      3%
                International Growth Fund                 2%
                Equity Income Fund                        2%


                          asset class diversification
                            as of October 31, 2000++

                Corporate Bonds                          26%
                Mortgage-Backed                          25%
                Large-Cap Stocks                         19%
                Mid-Cap Stocks                            9%
                Small-Cap Stocks                          5%
                Cash Equivalents                          5%
                Foreign Stocks                            4%
                Treasuries                                4%
                Asset Backed                              2%
                Other Bonds                               1%

             Note: as a percentage of investment company securities ++ may not reflect current allocation flexible income portfolio

GROWTH OF A $10,000 INVESTMENT(1)
(class A shares)+

                        Fund
                      (Class A
           Fund       Shares not
         (Class A      adjusted
        shares; not    for the
         adjusted      maximum    Capital                  Russell
         for sales    4.5% sales   Market                   3000
          charge)      charge)   Benchmark(2) Inflation(4) Index(3)
--------------------------------------------------------------------------------
Inception
 3/31/93

          $10,000     $ 9,550     $10,000     $10,000     $10,000
            9,977       9,528      10,039      10,035      10,070
           10,121       9,666      10,077      10,049      10,083
           10,255       9,793      10,245      10,042      10,266
           10,301       9,838      10,293      10,091      10,324
           10,539      10,065      10,494      10,127      10,505
           10,562      10,087      10,512      10,162      10,533
           10,676      10,195      10,568      10,190      10,572
           10,544      10,069      10,477      10,205      10,482
           10,643      10,164      10,541      10,219      10,539
Jan 93     10,863      10,374      10,704      10,219      10,681
           10,636      10,157      10,508      10,248      10,495
           10,302       9,839      10,229      10,269      10,236
           10,173       9,715      10,168      10,311      10,154
           10,039       9,588      10,184      10,318      10,153
            9,907       9,461      10,139      10,318      10,131
           10,140       9,684      10,354      10,346      10,332
           10,225       9,765      10,407      10,381      10,345
           10,093       9,639      10,244      10,417      10,193
           10,123       9,667      10,259      10,431      10,184
           10,028       9,576      10,201      10,439      10,161
            9,994       9,544      10,280      10,474      10,231
Jan 94     10,140       9,684      10,490      10,502      10,434
           10,382       9,915      10,755      10,544      10,682
           10,483      10,012      10,846      10,573      10,747
           10,659      10,180      11,014      10,580      10,898
           11,083      10,585      11,441      10,594      11,320
           11,177      10,674      11,543      10,594      11,402
           11,318      10,808      11,559      10,636      11,377
           11,476      10,960      11,688      10,679      11,515
           11,645      11,121      11,839      10,714      11,626
           11,654      11,129      11,973      10,750      11,778
           11,897      11,362      12,188      10,771      11,954
           12,090      11,546      12,364      10,793      12,122
Jan 95     12,131      11,585      12,480      10,793      12,202
           12,035      11,493      12,296      10,821      11,989
           12,026      11,485      12,231      10,842      11,905
           12,044      11,502      12,187      10,878      11,839
           12,074      11,530      12,196      10,870      11,815
           12,120      11,575      12,348      10,863      11,973
           12,007      11,467      12,323      10,927      12,006
           12,083      11,539      12,331      10,962      11,985
           12,343      11,787      12,593      11,019      12,194
           12,579      12,013      12,879      11,062      12,465
           12,942      12,360      13,175      11,083      12,678
           12,874      12,294      13,039      11,090      12,560
Jan 96     13,046      12,459      13,157      11,111      12,599
           13,083      12,494      13,197      11,132      12,630
           12,896      12,315      13,010      11,167      12,490
           13,072      12,484      13,263      11,203      12,677
           13,287      12,689      13,458      11,224      12,798
           13,438      12,833      13,662      11,224      12,950
           13,881      13,257      14,103      11,260      13,300
           13,725      13,107      13,917      11,295      13,187
           13,963      13,335      14,178      11,323      13,382
           13,973      13,344      14,316      11,337      13,576
           14,047      13,415      14,441      11,330      13,638
           14,193      13,555      14,597      11,344      13,776
Jan 97     14,321      13,677      14,782      11,365      13,952
           14,527      13,874      14,878      11,387      13,941
           14,700      14,039      14,999      11,409      13,989
           14,774      14,109      15,085      11,429      14,061
           14,766      14,102      15,188      11,450      14,195
           14,924      14,253      15,366      11,463      14,316
           14,835      14,167      15,378      11,477      14,346
           14,270      13,627      15,382      11,491      14,580
           14,651      13,991      15,804      11,505      14,921
           14,886      14,217      15,857      11,533      14,842
           15,211      14,526      16,035      11,533      14,926
           15,505      14,807      16,170      11,526      14,971
Jan 98     15,813      15,101      16,341      11,554      15,077
           15,587      14,886      16,033      11,568      14,813
           15,853      15,140      16,176      11,603      14,895
           16,178      15,450      16,286      11,688      14,943
           16,049      15,327      16,118      11,688      14,811
           16,216      15,486      16,161      11,688      14,764
           16,083      15,359      16,050      11,723      14,702
           15,988      15,268      16,035      11,751      14,694
           16,053      15,331      16,158      11,807      14,865
           16,285      15,552      16,314      11,828      14,920
           16,503      15,760      16,346      11,835      14,918
           16,844      16,086      16,372      11,835      14,847
Jan 99     16,654      15,905      16,241      11,863      14,798
           16,836      16,078      16,387      11,934      14,977
           17,268      16,491      16,742      12,032      15,174
           17,109      16,340      16,648      12,039      15,130
           17,014      16,248      16,606      12,046      15,123
           17,294      16,516      16,958      12,117      15,437
           17,312      16,533      17,070      12,138      15,578
           17,789      16,989      17,399      12,145      15,804
           17,693      16,897      17,406      12,159      15,903
Oct 99     17,677      16,882      17,502      12,198      16,008

+ The performance of the Class B shares was different from that shown above for the Class A shares, based on the difference in sales charges and fees paid by Class B shareholders.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00(1)

CLASS A SHARES                                                       1 YEAR     5 YEAR   SINCE INCEPTION
                                                                                         (March 31, 1993)
    Fund (not adjusted for sales charge)                              8.56%       8.96%        7.96%
    Fund (adjusted for maximum 4.5% sales charge)                     3.64%       7.96%        7.30%
    Capital Market Benchmark(2)                                       7.28%       7.89%        7.66%(2)

CLASS B SHARES                                                       1 YEAR      5 YEAR   SINCE INCEPTION
                                                                                           (July 1, 1994)
    Fund (not adjusted for contingent deferred sales charge)          7.76%       7.77%        8.69%
    Fund (adjusted for maximum contingent deferred sales charge)      2.76%       7.62%        8.69%
    Capital Market Benchmark2                                         7.28%       7.89%        9.00%(2)

(1) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra
    Asset Management Portfolios represents the performance of the Sierra Asset Management Account
    ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds.
    The SAM Account was not registered as an investment company under the Investment Company Act of
    1940 ("Act") and, therefore, was not subject to certain restrictions that the Act imposes. If the
    SAM Account had been registered under the Act, its performance may have differed significantly.
    The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Fund's custodian had not allowed its fees to be reduced by credits. Past performance does not guarantee future results.
(2) The Flexible Income Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 10% Standard &
    Poor's 500 Composite Index and 90% Lehman Brothers Aggregate Bond Index. The returns shown for the
    Portfolio assume reinvestment of all dividends and distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Portfolio's share class inception date not from the inception of the index.
(3) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S.
    fixed-income market as a whole.
(4) Inflation is measured by the Consumer Price Index for all urban consumers.
(5) Annual rate of inflation: 2.54%. Source: Ibbotson Associates.

PERFORMANCE REVIEW

The SAM FLEXIBLE INCOME PORTFOLIO (Class A shares) returned 8.56% (not adjusted for sales charge) for the 12-month period ended October 31, 2000. While being managed in an effort to reduce volatility relative to single asset-class investments, the Portfolio outperformed its benchmark index for the period. Long-term results have been favorable, providing a premium over inflation. Over the past five years, the Portfolio has averaged 8.96% per year (not adjusted for sales charge) or 6.42% above the rate of inflation.(5)

ECONOMIC/MARKET REVIEW

The 12-month period under review was marked by increased volatility in the equity markets. The strong equity performance that we witnessed in late 1999 and during the first part of 2000 reversed, particularly in the higher-growth technology holdings that had led markets for the most of the late 1990s. The tech-heavy NASDAQ Index peaked in March and then retreated, wiping out earlier gains.

During the period, the Federal Reserve continued to notch up short-term interest rates in an effort to quell inflation and slow growth while investors began to take notice of some of the lofty prices of many equities. The economic slowdown made investors question the sustainability of very high earnings growth rates for much of the technology sector and the high valuations (prices relative to earnings) that many of these stocks carried. Additional factors contributing to market volatility were significantly higher oil prices and a very strong dollar that drove up prices of U.S. goods for foreign consumers. Although overall economic growth continues, some of the effects of higher interest rates have taken their desired effect. Economic stability also remains, evidenced by strong productivity, healthy consumer spending, low unemployment, and subdued inflation. The shift in market sentiment was positive for some sectors as many traditional value holdings gained favor when money flowed out of growth momentum stocks. The second half of the period significantly favored value stocks, especially mid-sized companies. The period closed with strong performance from the utility, financial, and health care sectors.

Fixed-income markets were negatively affected by rising short-term interest rates, but closed out the year on a positive note when long-term rates fell in response to evidence of an economic slowdown. For the 12-month period, short-term rates increased significantly by 100 basis points (1%), and yields closed out the year inverted (short-term rates higher than long-term rates). The drop in longer-term yields helped the performance of many government bonds during the second half of the reporting period. Corporate positions also provided positive results, but not quite as strong as government bonds and mortgages. Central banks around the globe also increased interest rates in an effort to stem inflationary pressures as well as support their currencies. As a result, global markets were also volatile during the period. While European equity markets reported slightly positive performance for the year, markets in the Pacific Region and in many emerging countries were quite weak.

INVESTMENT STRATEGY

The FLEXIBLE INCOME PORTFOLIO is diversified in 10 funds, representing nine major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio were clearly evident during the 12 month period ended October 31, 2000 as the broad diversification helped to boost performance and manage risk during a period of heightened volatility.

The overall investment strategy for the period was to:

o Increase positions in corporate bonds and longer-term mortgage-backed issues to take advantage of falling interest rates in the second half of the period.

o Broaden equity diversification into small- and mid-cap positions.

o Introduce two new equity funds into the Portfolio - the WM MID CAP STOCK FUND and the WM EQUITY INCOME FUND - to increase equity diversification in multiple areas and sectors.

REVIEW OF PORTFOLIO ALLOCATIONS

Throughout the course of the past 12 months, we maintained our position in fixed-income securities (76%), favoring longer-term corporate and mortgage holdings while reducing short-term bonds and cash. We increased the weighting in the WM INCOME FUND, which closed the period as our largest fund position. Performance was boosted by falling interest rates during the second half of the period, and the mortgage-backed securities found in the WM U.S. GOVERNMENT SECURITIES FUND performed very well. Looking forward, we feel that given the slower growth domestic environment, these fixed-income positions could aid performance as well as manage risk. Performance in the WM HIGH YIELD FUND was very strong during the first portion of the period, but gave up a little ground at the close of the period as the high-yield market reacted to a slowing economy.

We shifted equity assets out of large-cap stocks and into some broader areas of the market, initiating positions in both the WM SMALL CAP STOCK FUND and the WM MID CAP STOCK FUND. These moves benefited overall Portfolio performance, as the mid-cap value sector was one of the strongest performing areas during the second half of the year, and the WM MID CAP STOCK FUND was the best performer of all the WM Funds since its inception in March 2000. Overall, we significantly broadened equity exposure -- the Portfolio is now invested in six equity funds.

OUTLOOK

The economy seems to be slowing and should continue to grow at a more sustainable rate. International currency markets may slow overall global growth as foreign banks are forced to raise interest rates to support their currencies. We will continue to increase diversification in an effort to manage risk while taking advantage of positions in value stocks and fixed-income holdings, which could be attractive in a slower-growth environment.

It seems that the Federal Reserve may not need to intervene as the effects of prior interest-rate moves take their desired effect. The Fed members will likely weigh the economic slowdown against possible inflationary and wealth effects when deciding possible interest-rate policies in 2001. We are watching both corporate and consumer debt levels as possible indicators of future growth -- if debt levels get too high and credit tightens, a further economic slowdown could develop. Overall, our long-term outlook remains positive, as we believe productivity enhancements will help continue the low global inflationary environment, benefiting both stock and bond markets.


                              portfolio allocation
                            as of October 31, 2000++

                Income Fund                              30%
                U.S. Government Securities Fund          25%
                Growth & Income Fund                     13%
                Short Term Income Fund                   13%
                High Yield Fund                           7%
                Growth Fund                               4%
                Mid Cap Stock Fund                        3%
                Growth Fund of the Northwest              2%
                Small Cap Stock Fund                      2%
                Equity Income Fund                        1%


                          asset class diversification
                            as of October 31, 2000++

                Corporate Bonds                          32%
                Mortgage-Backed                          30%
                Large-Cap Stocks                         14%
                Mid-Cap Stocks                            6%
                Treasuries                                5%
                Cash Equivalents                          5%
                Small-Cap Stocks                          3%
                Asset Backed                              3%
                Foreign Stocks                            1%
                Other Bonds                               1%

             Note: as a percentage of investment company securities ++ may not reflect current allocation statements of assets and liabilities

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

OCTOBER 31, 2000

                                                     Strategic      Conservative                     Conservative      Flexible
                                                       Growth          Growth          Balanced        Balanced         Income
                                                      Portfolio       Portfolio        Portfolio       Portfolio       Portfolio
                                                     ------------    ------------     ------------    ------------    ------------
ASSETS:
Investments, at value
  (See portfolio of investments) (a) ............    $505,165,685    $943,888,254     $938,965,596    $ 15,462,722    $205,841,240
Cash ............................................             142           1,992              381             669             400
Dividends and/or interest receivable ............             456             431              433              72             106
Receivable for Fund shares sold .................       3,611,953       6,565,390        6,492,935         112,760         970,779
Receivable for investment securities sold .......            --              --               --              --           600,000
Unamortized organization costs ..................           5,871           5,871            5,871           5,871           5,871
Prepaid expenses ................................           4,874          10,490           10,545             291           3,127
                                                     ------------    ------------     ------------    ------------    ------------
    Total Assets ................................     508,788,981     950,472,428      945,475,761      15,582,385     207,421,523
                                                     ------------    ------------     ------------    ------------    ------------
LIABILITIES:
Payable for Fund shares redeemed ................         372,722       1,672,626        1,324,306          43,841         522,040
Payable for investment securities purchased .....       1,556,000       1,423,000        1,432,000            --              --
Investment advisory fee payable                           263,923         500,224          501,589           8,338         112,599
Shareholder servicing and distribution fees payable       319,647         558,102          528,229           9,979          90,911
Dividends payable ...............................            --              --             22,397           4,983          35,403
Accrued legal and audit fees ....................           9,536          14,121           14,472           7,437           8,033
Accrued expenses and other payables .............         116,214         158,849          149,054           4,265          28,232
                                                     ------------    ------------     ------------    ------------    ------------
    Total Liabilities ...........................       2,638,042       4,326,922        3,972,047          78,843         797,218
                                                     ------------    ------------     ------------    ------------    ------------
NET ASSETS ......................................    $506,150,939    $946,145,506     $941,503,714    $ 15,503,542    $206,624,305
                                                     ============    ============     ============    ============    ============
(a) Investments, at cost ........................    $449,359,117    $812,096,317     $863,450,424    $ 15,396,959    $204,135,173
                                                     ============    ============     ============    ============    ============

NET ASSETS consist of:
Undistributed net investment income/
  (accumulated net investment loss) .............    $ (2,752,385)   $  1,240,697     $    751,301    $      8,577    $     78,165
Accumulated net realized gain/(loss) on
  investments sold ..............................      10,728,218      25,108,787       26,599,529        (512,652)        664,563
Net unrealized appreciation
  of investments ................................      55,806,568     131,791,937       75,515,172          65,763       1,706,067
Paid-in capital .................................     442,368,538     788,004,085      838,637,712      15,941,854     204,175,510
                                                     ------------    ------------     ------------    ------------    ------------
    Total Net Assets ............................    $506,150,939    $946,145,506     $941,503,714    $ 15,503,542    $206,624,305
                                                     ============    ============     ============    ============    ============
NET ASSETS:
Class A Shares ..................................    $142,241,418    $341,685,010     $391,654,696    $  4,557,182    $129,386,149
                                                     ============    ============     ============    ============    ============
Class B Shares ..................................    $363,909,521    $604,460,496     $549,849,018    $ 10,946,360    $ 77,238,156
                                                     ============    ============     ============    ============    ============
SHARES OUTSTANDING:
Class A Shares ..................................       8,311,258      22,015,801        28,906,84          57,575      11,699,303
                                                     ============    ============     ============    ============    ============
Class B Shares ..................................      21,727,739      39,835,504       40,619,707       1,099,096       6,983,523
                                                     ============    ============     ============    ============    ============
CLASS A SHARES:
Net asset value per share of beneficial
  interest outstanding* .........................    $      17.11    $      15.52     $      13.55    $       9.96    $      11.06
                                                     ============    ============     ============    ============    ============
Maximum sales charge ............................           5.50%           5.50%            5.50%           5.50%           4.50%
                                                     ============    ============     ============    ============    ============
Maximum offering price per share of beneficial
  interest outstanding ..........................    $      18.11    $      16.42     $      14.34    $      10.54    $      11.58
                                                     ============    ============     ============    ============    ============
CLASS B SHARES:
Net asset value and offering price per share of
  beneficial interest outstanding* ..............    $      16.75    $      15.17     $      13.54    $       9.96    $      11.06
                                                     ============    ============     ============    ============    ============

* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

                                                 See Notes to Financial Statements.

statements of operations

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

For the Year Ended October 31, 2000

                                                      Strategic      Conservative                    Conservative      Flexible
                                                       Growth          Growth          Balanced        Balanced         Income
                                                      Portfolio       Portfolio        Portfolio       Portfolio       Portfolio
                                                     ------------    ------------     ------------    ------------    ------------
INVESTMENT INCOME:
Dividends .......................................    $  3,041,092    $ 13,408,770     $ 23,804,538    $  1,117,588    $ 11,569,867
                                                     ------------    ------------     ------------    ------------    ------------
Interest ........................................          98,916         138,291          130,666          15,235          72,141
                                                     ------------    ------------     ------------    ------------    ------------
   Total investment income ......................       3,140,008      13,547,061       23,935,204       1,132,823      11,642,008
                                                     ------------    ------------     ------------    ------------    ------------
EXPENSES:
Investment advisory fee .........................         963,168       1,906,136        1,928,395          38,941         498,923
Administration fee ..............................       1,459,589       3,031,162        3,112,203          74,689         917,844
Custodian fees ..................................           4,819           7,557            5,830           2,335           2,864
Legal and audit fees ............................          25,265          41,323           44,244          10,625          23,038
Amortization of organization costs ..............           9,181           9,181            9,181           9,181           9,181
Registration and filing fees ....................         138,975         173,962          201,578          23,714          80,697
Other ...........................................         192,901         339,620          371,741          14,321         121,222
Shareholder servicing and distribution fees:
  Class A Shares ................................         292,413         788,926          943,397          14,944         391,372
  Class B Shares ................................       2,557,667       4,440,139        3,981,180         115,041         614,155
Transfer agent fees:
  Class A Shares ................................          67,357         140,484          178,453           4,527          87,440
  Class B Shares ................................         147,939         188,743          162,352           5,751          24,851
                                                     ------------    ------------     ------------    ------------    ------------
   Total expenses ...............................       5,859,274      11,067,233       10,938,554         314,069       2,771,587
Fees reduced by credits allowed by the custodian             (413)           (134)            (233)            (65)            (37)
                                                     ------------    ------------     ------------    ------------    ------------
   Net expenses .................................       5,858,861      11,067,099       10,938,321         314,004       2,771,550
                                                     ------------    ------------     ------------    ------------    ------------
NET INVESTMENT INCOME/(LOSS) ....................      (2,718,853)      2,479,962       12,996,883         818,819       8,870,458
                                                     ------------    ------------     ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss) on investment transactions     4,562,625      13,895,538       18,918,838        (466,316)
Capital gains distribution received .............      14,956,979      28,436,281       20,672,848            --         3,228,614
Net change in unrealized appreciation of investments   24,378,205      50,746,045       35,735,887         453,847       6,154,063
                                                     ------------    ------------     ------------    ------------    ------------
Net realized and unrealized gain/(loss)
  on investments ................................      43,897,809      93,077,864       75,327,573         (12,469)      8,863,166
                                                     ------------    ------------     ------------    ------------    ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .....................    $ 41,178,956    $ 95,557,826     $ 88,324,456    $    806,350    $ 17,733,624
                                                     ============    ============     ============    ============    ============

                                                 See Notes to Financial Statements.

statements of changes in net assets

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

For the Year Ended October 31, 2000

                                                      Strategic      Conservative                    Conservative      Flexible
                                                       Growth          Growth          Balanced        Balanced         Income
                                                      Portfolio       Portfolio        Portfolio       Portfolio       Portfolio
                                                     ------------    ------------     ------------    ------------    ------------
Net investment income/(loss) ....................    $ (2,718,853)   $  2,479,962     $ 12,996,883    $    818,819    $  8,870,458
Net realized gain/(loss) on investment transactions     4,562,625      13,895,538       18,918,838        (466,316)       (519,511)
Capital gains distribution received                    14,956,979      28,436,281       20,672,848            --         3,228,614
Net change in unrealized appreciation of investment
  transactions ..................................      24,378,205      50,746,045       35,735,887         453,847       6,154,063
                                                     ------------    ------------     ------------    ------------    ------------
Net increase in net assets resulting from operations   41,178,956      95,557,826       88,324,456         806,350      17,733,624
Distributions to shareholders from:
  Net investment income:
    Class A Shares ..............................      (2,624,422)     (8,011,730)     (13,955,996)       (314,067)     (8,075,270)
    Class B Shares ..............................      (2,558,634)     (8,281,856)      (9,869,434)       (508,336)     (2,557,606)
  Distributions in excess of net investment income:
    Class A Shares ..............................        (224,503)           --               --              --              --
    Class B Shares ..............................      (2,527,882)       (605,423)            --              --              --
  Net realized gains on investments:
    Class A Shares ..............................            --              --               --            (8,180)       (531,697)
    Class B Shares ..............................            --              --               --           (14,457)       (146,967)
  Distributions in excess of net realized gains on
    investments:
    Class A Shares ..............................            --              --               --               (71)           --
    Class B Shares ..............................            --              --               --              (136)           --
Net increase/(decrease) in net assets from Fund
  share transactions:
    Class A Shares ..............................      54,570,243      53,058,426       21,654,910      (2,725,942)    (69,803,458)
    Class B Shares ..............................     213,136,971     300,867,781      284,272,158      (2,471,135)     28,780,479
                                                     ------------    ------------     ------------    ------------    ------------
Net increase/(decrease) in net assets ...........     300,950,729     432,585,024      370,426,094      (5,235,974)    (34,600,895)
NET ASSETS:
Beginning of year ...............................     205,200,210     513,560,482      571,077,620      20,739,516     241,225,200
                                                     ------------    ------------     ------------    ------------    ------------
End of year .....................................    $506,150,939    $946,145,506     $941,503,714    $ 15,503,542    $206,624,305
                                                     ============    ============     ============    ============    ============
Undistributed net investment income/
  (accumulated net investment loss) at end of year   $ (2,752,385)   $  1,240,697     $    751,301    $      8,577    $     78,165
                                                     ============    ============     ============    ============    ============

                                                 See Notes to Financial Statements.

statements of changes in net assets (continued)

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

For the Year Ended October 31, 1999

                                                      Strategic      Conservative                    Conservative      Flexible
                                                       Growth          Growth          Balanced        Balanced         Income
                                                      Portfolio       Portfolio        Portfolio       Portfolio       Portfolio
                                                     ------------    ------------     ------------    ------------    ------------
Net investment income/(loss) ....................    $   (937,568)   $    181,191     $  4,335,214    $    958,403    $  3,515,920
Net realized gain/(loss) on investment transactions       201,044         (30,780)       3,638,526         (18,781)        864,625
Capital gain distribution received ..............       3,004,756       9,527,211        5,459,522          12,184         116,398
Net change in unrealized appreciation/
(depreciation) of investment transactions .......      31,876,169      84,143,303       40,975,531        (558,256)     (4,468,412)
                                                     ------------    ------------     ------------    ------------    ------------
Net increase in net assets resulting from
  operations ....................................      34,144,401      93,820,925       54,408,793         393,550          28,531
Distributions to shareholders from:
Net investment income:
Class A Shares ..................................        (107,238)     (1,038,646)      (3,390,680)       (447,960)     (2,705,301)
Class B Shares ..................................        (235,957)     (1,236,501)      (2,695,097)       (517,023)       (910,233)
Distributions in excess of net investment income:
Class A Shares ..................................        (592,113)     (2,709,359)      (1,357,621)         (5,133)         (9,717)
Class B Shares ..................................      (1,269,569)     (3,596,734)      (1,271,937)         (7,053)         (3,887)
Net realized gains on investments:
Class A Shares ..................................      (1,864,169)     (8,005,825)      (8,213,824)        (11,412)       (373,109)
Class B Shares ..................................      (5,092,714)    (13,002,709)     (11,040,671)        (10,095)       (573,961)
Net increase/(decrease) in net assets from Fund
  share transactions:
Class A Shares ..................................      48,320,715     125,283,751      229,975,091         (73,395)    189,252,311
Class B Shares ..................................      60,455,368      68,957,442      110,546,761       8,108,750      35,612,391
                                                     ------------    ------------     ------------    ------------    ------------
Net increase in net assets ......................     133,758,724     258,472,344      366,960,815       7,430,229     220,317,025
NET ASSETS:
Beginning of year ...............................      71,441,486     255,088,138      204,116,805      13,309,287      20,908,175
                                                     ------------    ------------     ------------    ------------    ------------
End of year .....................................    $205,200,210    $513,560,482     $571,077,620    $ 20,739,516    $241,225,200
                                                     ============    ============     ============    ============    ============
Undistributed net investment income at
  end of year ...................................    $          1    $       --       $    205,259    $      6,008    $     65,147
                                                     ============    ============     ============    ============    ============

                                                 See Notes to Financial Statements.

statements of changes in net assets -- capital stock activity

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                                        STRATEGIC GROWTH PORTFOLIO    CONSERVATIVE GROWTH PORTFOLIO        BALANCED PORTFOLIO
                                        --------------------------    -----------------------------    ---------------------------
                                        YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED
                                         10/31/00        10/31/99        10/31/00        10/31/99       10/31/00         10/31/99
                                       ------------    ------------    ------------    ------------    ------------    ------------
AMOUNT
 CLASS A:
  Sold ..............................  $101,029,748    $ 98,311,574    $121,876,779    $ 36,408,180    $105,244,967    $ 44,514,028
                                       ------------    ------------    ------------    ------------    ------------    ------------
  Contribution in-kind (Note 1) .....          --        32,378,262            --       114,020,652            --       221,368,654
  Issued as reinvestment of dividends     2,834,731       2,539,601       7,912,089      11,559,002      13,665,574      12,792,803
  Redeemed ..........................   (49,294,236)    (84,908,722)    (76,730,442)    (36,704,083)    (97,255,631)    (48,700,394)
                                       ------------    ------------    ------------    ------------    ------------    ------------
  Net increase                         $ 54,570,243    $ 48,320,715    $ 53,058,426    $125,283,751    $ 21,654,910    $229,975,091
                                       ============    ============    ============    ============    ============    ============
 CLASS B:
  Sold                                 $238,599,495    $181,187,449    $349,476,647    $ 94,691,081    $334,704,351    $137,812,380
  Issued as reinvestment of dividends     4,982,680       6,458,074       8,706,458      17,500,095       9,662,928      14,729,178
  Redeemed ..........................   (30,445,204)   (127,190,155)    (57,315,324)    (43,233,734)    (60,095,121)    (41,994,797)
                                       ------------    ------------    ------------    ------------    ------------    ------------
  Net increase ......................  $213,136,971    $ 60,455,368    $300,867,781    $ 68,957,442    $284,272,158    $110,546,761
                                       ============    ============    ============    ============    ============    ============
SHARES
 CLASS A:
  Sold                                    5,888,344       6,888,775       7,869,558       2,909,519       7,847,946       3,776,656
  Contribution in-kind (Note 1) .....          --         2,214,655            --         8,509,004            --        18,056,171
  Issued as reinvestment of dividends       171,802         205,455         529,945       1,017,836       1,019,544       1,130,113
  Redeemed ..........................    (2,859,417)     (5,885,943)     (4,977,871)     (2,959,104)     (7,266,399)     (4,141,436)
                                       ------------    ------------    ------------    ------------    ------------    ------------
  Net increase ......................     3,200,729       3,422,942       3,421,632       9,477,255       1,601,091      18,821,504
                                       ============    ============    ============    ============    ============    ============

 CLASS B:
  Sold                                   14,179,332      12,957,573      23,062,896       7,693,451      24,930,781      11,686,498
  Issued as reinvestment of dividends       306,626         525,313         593,079       1,547,745         720,955       1,296,525
  Redeemed ..........................    (1,822,664)     (8,911,255)     (3,791,039)     (3,566,510)     (4,479,167)     (3,575,735)
                                       ------------    ------------    ------------    ------------    ------------    ------------
  Net increase ......................    12,663,294       4,571,631      19,864,936       5,674,686      21,172,569       9,407,288
                                       ============    ============    ============    ============    ============    ============

                                          Conservative Balanced
                                              Portfolio (a)             Flexible Income Portfolio
                                        --------------------------    -----------------------------
                                        YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                         10/31/00        10/31/99        10/31/00        10/31/99
                                       ------------    ------------    ------------    ------------
AMOUNT
 CLASS A:
  Sold ..............................  $  1,514,707    $  3,483,186    $  9,997,438    $  8,898,276
  Contribution in-kind (Note 1) .....          --              --              --       213,729,146
  Issued as reinvestment of dividends       194,422         238,112       8,263,296       2,987,879
    Redeemed ........................    (4,435,071)     (3,794,693)    (88,064,192)    (36,362,990)
                                       ------------    ------------    ------------    ------------
  Net increase/(decrease) ...........  $ (2,725,942)   $    (73,395)   $(69,803,458)   $189,252,311
                                       ============    ============    ============    ============
 CLASS B:
  Sold ..............................  $  5,689,632    $ 12,710,412    $ 44,960,620    $ 44,201,324
  Issued as reinvestment of dividends       434,981         424,051       2,515,173       1,391,288
  Redeemed ..........................    (8,595,748)     (5,025,713)    (18,695,314)     (9,980,221)
                                       ------------    ------------    ------------    ------------
  Net increase/(decrease) ...........  $ (2,471,135)   $  8,108,750    $ 28,780,479    $ 35,612,391
                                       ============    ============    ============    ============
SHARES
 CLASS A:
  Sold                                      151,787         344,897         914,318         822,244
  Contribution in-kind (Note 1) .....          --              --              --        19,483,058
  Issued as reinvestment of dividends        19,697          23,554         755,118         279,908
  Redeemed ..........................      (447,969)       (376,831)     (8,062,541)     (3,411,942)
                                       ------------    ------------    ------------    ------------
  Net increase/(decrease) ...........      (276,485)         (8,380)     (6,393,105)     17,173,268
                                       ============    ============    ============    ============

 CLASS B:
  Sold ..............................       574,388       1,252,218       4,105,476       4,103,474
  Issued as reinvestment of dividends        44,064          42,095         229,412         129,523
  Redeemed ..........................      (871,718)       (497,805)     (1,708,836)       (924,028)
                                       ------------    ------------    ------------    ------------
  Net increase/(decrease) ...........      (253,266)        796,508       2,626,052       3,308,969
                                       ============    ============    ============    ============

-------------------
(a) Formerly known as the WM Income Portfolio.

                                                 See Notes to Financial Statements.

financial highlights

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                 INCOME FROM INVESTMENT OPERATIONS                          LESS DISTRIBUTIONS
                             ----------------------------------------   ----------------------------------------------------------
                                           NET REALIZED                             DISTRIBUTIONS
                  NET                          AND                      DIVIDENDS     IN EXCESS      DISTRIBUTIONS
              ASSET VALUE,       NET        UNREALIZED     TOTAL FROM     FROM NET       OF NET            FROM
               BEGINNING      INVESTMENT  GAIN/(LOSS) ON   INVESTMENT  INVESTMENT    INVESTMENT      NET REALIZED        TOTAL
               OF PERIOD     INCOME/(LOSS)  INVESTMENTS    OPERATIONS     INCOME         INCOME      CAPITAL GAINS    DISTRIBUTIONS
               ---------     -------------  -----------    ----------     ------         ------      -------------    -------------
STRATEGIC GROWTH PORTFOLIO

CLASS A
10/31/00         $14.61       $(0.04)(6)      $3.07           $3.03        $(0.49)        $(0.04)         $ --          $(0.53)
10/31/99          11.67        (0.03)(6)       4.36            4.33         (0.22)         (0.19)          (0.98)        (1.39)
10/31/98(4)       12.66        (0.02)(6)      (0.97)          (0.99)         --             --              --            --
06/30/98          11.26         0.00(6)(7)     2.12            2.12          --            (0.68)          (0.04)        (0.72)
06/30/97(5)       10.00        (0.02)(6)       1.90            1.88          --            (0.62)          (0.00)(7)     (0.62)

CLASS B
10/31/00          14.40        (0.16)(6)       3.02            2.86         (0.26)         (0.25)           --           (0.51)
10/31/99          11.52        (0.13)(6)       4.31            4.18         (0.13)         (0.19)          (0.98)        (1.30)
10/31/98(4)       12.53        (0.05)(6)      (0.96)          (1.01)         --             --              --            --
06/30/98          11.19        (0.09)(6)       2.11            2.02          --            (0.64)          (0.04)        (0.68)
06/30/97(5)       10.00        (0.10)(6)       1.90            1.80          --            (0.61)          (0.00)(7)     (0.61)

CONSERVATIVE GROWTH PORTFOLIO

CLASS A
10/31/00         $13.43       $ 0.12(6)       $2.40           $2.52        $(0.43)        $ --            $ --          $(0.43)
10/31/99          10.97         0.06(6)        3.70            3.76         (0.20)         (0.22)          (0.88)        (1.30)
10/31/98(4)       11.84         0.01          (0.88)          (0.87)         --              --              --            --
06/30/98          10.86         0.13(6)        1.42            1.55         (0.09)         (0.42)          (0.06)        (0.57)
06/30/97(5)       10.00         0.08(6)        1.32            1.40         (0.08)         (0.46)            --          (0.54)

CLASS B
10/31/00          13.21         0.00(6)(7)     2.37            2.37         (0.38)         (0.03)            --          (0.41)
10/31/99          10.85        (0.03)(6)       3.61            3.58         (0.13)         (0.21)          (0.88)        (1.22)
10/31/98(4)       11.74        (0.03)         (0.86)                        (0.89)          --               --            --
06/30/98          10.80         0.04(6)        1.43            1.47         (0.08)         (0.39)          (0.06)        (0.53)
06/30/97(5)       10.00         0.01(6)        1.31            1.32         (0.01)         (0.51)            --          (0.52)

BALANCED PORTFOLIO

CLASS A
10/31/00         $12.22       $ 0.28(6)       $1.53           $1.81        $(0.48)        $ --            $ --          $(0.48)
10/31/99          11.02         0.19(6)        2.39            2.58         (0.35)         (0.09)          (0.94)        (1.38)
10/31/98(4)       11.63         0.05          (0.61)          (0.56)        (0.05)          --              --           (0.05)
06/30/98          10.95         0.22           1.25            1.47         (0.23)         (0.45)          (0.11)        (0.79)
06/30/97(5)       10.00         0.20(6)        1.27            1.47         (0.20)         (0.32)          (0.00)(7)     (0.52)

CLASS B
10/31/00          12.21         0.18(6)        1.55            1.73         (0.40)          --              --           (0.40)
10/31/99          11.02         0.11(6)        2.38            2.49         (0.27)         (0.09)          (0.94)        (1.30)
10/31/98(4)       11.63         0.02          (0.61)          (0.59)        (0.02)          --              --           (0.02)
06/30/98          10.95         0.17           1.22            1.39         (0.20)         (0.40)          (0.11)        (0.71)
06/30/97(5)       10.00         0.14(6)        1.25            1.39         (0.14)         (0.30)          (0.00)(7)     (0.44)

                                                 See Notes to Financial Statements.


                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                 ---------------------------------------------------------------------------------

                                                                                                                        RATIO OF
                                                                                                                        OPERATING
                                                                                                                        EXPENSES
                                                                                                                       TO AVERAGE
                                                                                                                       NET ASSETS
                                                                                                                       WITHOUT FEE
                                                                                                                         WAIVERS,
                                                                                                                         EXPENSES
                                                                                                                        REIMBURSED
                                                                                                                        AND/OR FEES
                                                                  RATIO OF          RATIO OF                             REDUCED BY
                                                                  OPERATING        NET INVESTMENT                           CREDITS
                      NET                          NET ASSETS,    EXPENSES TO     INCOME/(LOSS) TO     PORTFOLIO          ALLOWED
                   ASSET VALUE,                   END OF PERIOD   AVERAGE NET        AVERAGE NET       TURNOVER            BY THE
                  END OF PERIOD   TOTAL RETURN(1)   (IN 000'S)     ASSETS(2)(3)         ASSETS            RATE          CUSTODIAN(2)
                 -------------   ---------------   ----------     ------------    ---------------      --------        -------------
STRATEGIC GROWTH PORTFOLIO
CLASS A
10/31/00             $17.11         20.84%         $142,241          1.06%             (0.21)%             15%            1.06%
10/31/99              14.61         39.55%           74,678          1.07%             (0.21)% 20                         1.09%
10/31/98(4)           11.67         (7.82)%          19,690          0.95%(9)          (0.53)%(9)          10%            1.13%(9)
06/30/98              12.66         20.11%           18,330          0.94%              0.01%              23%            1.08%
06/30/97(5)           11.26         19.33%           14,253          0.90%(9)          (0.19)%(9)          33%            1.45%(9)

CLASS B
10/31/00              16.75         19.95%          363,910          1.81%             (0.96)%             15%            1.81%
10/31/99              14.40         38.60%          130,522          1.83%             (0.97)%             20%            1.85%
10/31/98(4)           11.52         (8.06)%          51,752          1.70%(9)          (1.28)%(9)          10%            1.88%(9)
06/30/98              12.53          19.24%          51,173          1.68%             (0.74)%             23%            1.83%
06/30/97(5)           11.19         18.48%           35,802          1.65%(9)          (0.94)%(9)          33%            2.20%(9)

CONSERVATIVE GROWTH PORTFOLIO

CLASS A
10/31/00             $15.52         18.89%         $341,685          1.02%              0.76%              17%            1.02%
10/31/99              13.43         36.54%          249,650          1.02%              0.48%              16%            1.03%
10/31/98(4)           10.97         (7.35)%         100,024          0.95%(9)           0.05%(9)            9%            1.03%(9)
06/30/98              11.84         15.18%          114,946          0.95%              1.17%              28%            1.00%
06/30/97(5)           10.86         14.39%          136,141          0.92%(9)           0.81%(9)           20%            1.17%(9)

CLASS B
10/31/00              15.17         18.07%          604,460          1.77%              0.01%              17%            1.77%
10/31/99              13.21         34.98%          263,911          1.77%             (0.27)%             16%            1.78%
10/31/98(4)            --           10.85          (7.58)% 155,064   1.70%(9)          (0.70)%(9)           9%            1.78%(9)
06/30/98              11.74         14.44%          169,269          1.70%              0.40%              28%            1.74%
06/30/97(5)           10.80         13.59%          158,697          1.67%(9)           0.06%(9)           20%            1.92%(9)

BALANCED PORTFOLIO

CLASS A
10/31/00             $13.55         15.11%         $391,655          1.03%              2.05%              22%            1.03%
10/31/99              12.22         25.16%          333,639          1.03%              1.66%              39%            1.04%
10/31/98(4)           11.02         (4.85)%          93,491          0.95%(9)           1.22%(9)            3%            1.02%(9)
06/30/98              11.63         14.32%          101,726          0.95%              2.14%              29%            1.00%
06/30/97(5)           10.95         15.02%          109,421          0.92%(9)           2.48%(9)           46%            1.17%(9)

CLASS B
10/31/00              13.54         14.26%          549,849          1.77%              1.31%              22%            1.77%
10/31/99              12.21         24.22%          237,438          1.77%              0.92%              39%            1.78%
10/31/98(4)           11.02         (5.09)%         110,626          1.70%(9)           0.47%(9)            3%            1.77%(9)
06/30/98              11.63         13.47%          114,944          1.70%              1.39%              29%            1.75%
06/30/97(5)           10.95         14.23%           99,821          1.67%(9)           1.73%(9)           46%            1.92%(9)

                                                 See Notes to Financial Statements.

financial highlights

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                 INCOME FROM INVESTMENT OPERATIONS                          LESS DISTRIBUTIONS
                             ----------------------------------------   ----------------------------------------------------------

                                        NET                                                               DISTRIBUTIONS
                                       REALIZED                              DISTRIBUTIONS                  IN EXCESS
               NET                       AND                     DIVIDENDS     IN EXCESS    DISTRIBUTIONS   FROM NET
           ASSET VALUE,     NET       UNREALIZED    TOTAL FROM    FROM NET       OF NET         FROM        REALIZED
            BEGINNING    INVESTMENT  GAIN/(LOSS)ON  INVESTMENT  INVESTMENT    INVESTMENT    NET REALIZED    CAPITAL        TOTAL
            OF PERIOD      INCOME    INVESTMENTS    OPERATIONS    INCOME         INCOME    CAPITAL GAINS     GAINS     DISTRIBUTIONS
            ---------   ------------- -----------    ----------    ------         ------   -------------  -----------  -------------

CONSERVATIVE BALANCED PORTFOLIO

CLASS A
10/31/00      $ 9.94     $ 0.51(6)      $0.02(8)      $0.53       $(0.50)       $  --          $(0.01)     (0.00)(7)      $(0.51)
10/31/99       10.25       0.56         (0.27)         0.29        (0.57)         (0.01)        (0.02)       --            (0.60)
10/31/98(4)    10.34       0.19         (0.09)         0.10        (0.19)          --            --          --            (0.19)
06/30/98       10.13       0.64          0.22          0.86        (0.65)         (0.00)(7)      --          --            (0.65)
06/30/97(5)    10.00       0.58(6)       0.14(8)       0.72        (0.58)         (0.01)        (0.00)(7)    --            (0.59)

CLASS B
10/31/00        9.94       0.44(6)       0.02(8)       0.46        (0.43)          --           (0.01)     (0.00)(7)       (0.44)
10/31/99       10.25       0.50         (0.29)         0.21        (0.49)         (0.01)        (0.02)       --            (0.52)
10/31/98(4)    10.34       0.16         (0.09)         0.07        (0.16)          --            --          --            (0.16)
06/30/98       10.13       0.56          0.22          0.78        (0.57)         (0.00)(7)      --          --            (0.57)
06/30/97(5)    10.00       0.51(6)       0.14(8)       0.65        (0.51)         (0.01)        (0.00)(7)    --            (0.52)

FLEXIBLE INCOME PORTFOLIO

CLASS A
10/31/00      $10.75     $ 0.47(6)      $0.42         $0.89       $(0.55)       $  --          $(0.03)       --           $(0.58)
10/31/99       10.63       0.40(6)       0.57(8)       0.97        (0.48)         (0.00)(7)     (0.37)       --            (0.85)
10/31/98(4)    10.79       0.12         (0.15)        (0.03)       (0.13)          --            --          --            (0.13)
06/30/98       10.57       0.45          0.67          1.12        (0.45)         (0.21)        (0.24)       --            (0.90)
06/30/97(5)    10.00                    0.43(6) 0.70   1.13        (0.43)         (0.13)        (0.00)(7)    --            (0.56)

CLASS B                                                                                                      --
10/31/00       10.75       0.39(6)       0.42          0.81        (0.47)          --           (0.03)                     (0.50)
10/31/99       10.63       0.33(6)       0.56(8)       0.89        (0.40)         (0.00)(7)     (0.37)       --            (0.77)
10/31/98(4)    10.79       0.10         (0.16)        (0.06)       (0.10)          --            --          --            (0.10)
06/30/98       10.57       0.31          0.73          1.04        (0.37)         (0.21)        (0.24)       --            (0.82)
06/30/97(5)    10.00       0.38(6)       0.68          1.06        (0.38)         (0.11)        (0.00)(7)    --            (0.49)
                                                                                                             --

                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                 ---------------------------------------------------------------------------------
                                                                                                                        RATIO OF
                                                                                                                        OPERATING
                                                                                                                        EXPENSES
                                                                                                                       TO AVERAGE
                                                                                                                       NET ASSETS
                                                                                                                       WITHOUT FEE
                                                                                                                         WAIVERS,
                                                                                                                         EXPENSES
                                                                                                                        REIMBURSED
                                                                                                                        AND/OR FEES
                                                                  RATIO OF          RATIO OF                             REDUCED BY
                                                                  OPERATING        NET INVESTMENT                           CREDITS
                      NET                          NET ASSETS,    EXPENSES TO     INCOME/(LOSS) TO     PORTFOLIO          ALLOWED
                   ASSET VALUE,                   END OF PERIOD   AVERAGE NET        AVERAGE NET       TURNOVER            BY THE
                  END OF PERIOD   TOTAL RETURN(1)   (IN 000'S)     ASSETS(2)(3)         ASSETS            RATE          CUSTODIAN(2)
                 -------------   ---------------   ----------     ------------    ---------------      --------        -------------
CONSERVATIVE BALANCED PORTFOLIO

CLASS A
10/31/00           $ 9.96          5.52%         $  4,557          1.32%              5.16%              59%                1.32%
10/31/99             9.94          2.89%            7,297          1.00%              5.57%              51%                1.24%
10/31/98(4)         10.25          0.96%            7,611          0.95%(9)           5.40%(9)           22%                1.53%(9)
06/30/98            10.34          8.71%            7,793          0.95%              6.23%              14%                1.25%
06/30/97(5)         10.13          7.38%           13,410          0.93%(9)           6.09%(9)           56%                1.65%(9)

CLASS B
10/31/00             9.96          4.76%           10,947          2.04%              4.44%              59%                2.04%
10/31/99             9.94          2.05%           13,443          1.74%              4.83%              51%                1.98%
10/31/98(4)         10.25          0.70%            5,698          1.70%(9)           4.65%(9)           22%                2.28%(9)
06/30/98            10.34          7.90%            4,084          1.70%              5.48%              14%                2.01%
06/30/97(5)         10.13          6.63%            4,537          1.68%(9)           5.34%(9)           56%                2.40%(9)

FLEXIBLE INCOME PORTFOLIO

CLASS A
10/31/00           $11.06          8.56%         $129,386          1.06%              4.28%              27%                1.06%
10/31/99            10.75          9.39%          194,404          1.00%              3.86%              31%                1.06%
10/31/98(4)         10.63         (0.26)%           9,766          0.95%(9)           3.62%(9)           15%                1.37%(9)
06/30/98            10.79         11.07%            8,808          0.95%              4.07%              24%                1.23%
06/30/97(5)         10.57         11.58%           12,613          0.92%(9)           4.95%(9)           54%                1.67%(9)

CLASS B
10/31/00            11.06          7.76%           77,238          1.80%              3.54%              27%                1.80%
10/31/99            10.75          8.60%           46,821          1.75%              3.11%              31%                1.81%
10/31/98(4)         10.63         (0.51)%          11,142          1.70%(9)           2.87%(9)           15%                2.12%(9)
06/30/98            10.79         10.24%            7,684          1.70%              3.32%              24%                1.98%
06/30/97(5)         10.57         10.80%            7,385          1.67%(9)           4.20%(9)           54%                2.42%(9)

-------------------

(1) Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(2) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.
(3) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(4) Fiscal year end changed to October 31 from June 30.
(5) The Portfolio's Class A and Class B shares commenced operations on July 25, 1996.
(6) Per share numbers have been calculated using the average shares method.
(7) Amount represents less than $0.01 per share.
(8) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.
(9) Annualized.


                                                 See Notes to Financial Statements.

portfolios of investments

STRATEGIC GROWTH PORTFOLIO

OCTOBER 31, 2000

   SHARES                                                              VALUE
   ------                                                              -----
INVESTMENT COMPANY SECURITIES- 99.3%
   1,736,385      WM Equity Income Fund .......................    $ 27,070,247
   3,048,792      WM Growth Fund ..............................     101,311,364
   1,042,081      WM Growth Fund of the Northwest .............      37,869,213
   6,155,227      WM Growth & Income Fund .....................     167,175,971
   2,940,066      WM High Yield Fund ..........................      24,931,758
   4,071,164      WM International Growth Fund ................      44,782,802
   4,161,742      WM Mid Cap Stock Fund .......................      52,521,187
   1,753,067      WM Small Cap Stock Fund .....................      46,947,143
                                                                   ------------
                  Total Investment Company
                    Securities
                    (Cost $446,803,117) .......................     502,609,685
                                                                   ------------

  PRINCIPAL
   AMOUNT
--------------

 REPURCHASE AGREEMENT- 0.5%

 (Cost $2,556,000)

$  2,556,000      Agreement with Goldman Sachs
                    & Company, 6.420% dated
                    10/31/2000, to be repurchased
                    at $2,556,456 on 11/01/2000
                    collaterized by $2,116,779 U.S.
                    Treasury Bond, 7.875% due 02/15/2021
                    (Market Value $2,611,065) .................       2,556,000
                                                                   ------------

TOTAL INVESTMENTS
   (Cost $449,359,117*) ..............................    99.8%     505,165,685

OTHER ASSETS AND LIABILITIES
   (NET) .............................................     0.2          985,254
                                                         -----     ------------
NET ASSETS ...........................................   100.0%    $506,150,939
                                                         =====     ============
----------
*     Aggregate cost for federal tax purposes is $449,959,569.

CONSERVATIVE GROWTH PORTFOLIO

OCTOBER 31, 2000

   SHARES                                                              VALUE
   ------                                                              -----
INVESTMENT COMPANY SECURITIES- 99.5%
   2,521,773      WM Equity Income Fund .......................    $ 39,314,438
   5,217,139      WM Growth Fund ..............................     173,365,517
   1,602,647      WM Growth Fund of the Northwest .............      58,240,190
  10,868,642      WM Growth & Income Fund .....................     295,192,312
   5,469,084      WM High Yield Fund ..........................      46,377,833
  10,722,157      WM Income Fund ..............................      95,534,416
   5,450,369      WM International Growth Fund ................      59,954,065
   5,393,501      WM Mid Cap Stock Fund .......................      68,065,980
   2,127,057      WM Small Cap Stock Fund .....................      56,962,599
   4,593,166      WM U.S. Government Securities Fund ..........      48,457,904
                                                                   ------------
                  Total Investment Company
                    Securities
                   (Cost $809,673,317) ........................     941,465,254
                                                                   ------------

  PRINCIPAL
   AMOUNT
-------------
 REPURCHASE AGREEMENT- 0.3%

 (Cost $2,423,000)

$  2,423,000      Agreement with Goldman Sachs
                    & Company, 6.420% dated
                    10/31/2000, to be repurchased
                    at $2,423,432 on 11/01/2000
                    collaterized by $2,006,633 U.S.
                    Treasury Bond, 7.875% due 02/15/2021
                    (Market Value $2,475,200) .................       2,423,000
                                                                   ------------

TOTAL INVESTMENTS
   (Cost $812,096,317*) ..............................    99.8%     943,888,254

OTHER ASSETS AND LIABILITIES
   (NET) .............................................     0.2        2,257,252
                                                         -----     ------------
NET ASSETS ...........................................   100.0%     $946,145,506
                                                         =====      ============
----------
*     Aggregate cost for federal tax purposes is $813,161,804.

                       See Notes to Financial Statements.

portfolios of investments

BALANCED PORTFOLIO

OCTOBER 31, 2000

   SHARES                                                              VALUE
   ------                                                              -----
INVESTMENT COMPANY SECURITIES- 99.4%
   1,798,041      WM Equity Income Fund .......................    $ 28,031,457
   3,448,147      WM Growth Fund ..............................     114,581,913
   1,341,197      WM Growth Fund of the Northwest .............      48,739,081
   8,563,950      WM Growth & Income Fund .....................     232,596,880
   5,399,158      WM High Yield Fund ..........................      45,784,860
  14,146,353      WM Income Fund ..............................     126,044,003
   3,653,392      WM International Growth Fund ................      40,187,317
   3,934,950      WM Mid Cap Stock Fund .......................      49,659,066
  28,397,973      WM Short Term Income Fund ...................      65,031,359
   1,578,650      WM Small Cap Stock Fund .....................      42,276,258
  13,611,507      WM U.S. Government Securities Fund ..........     143,601,402
                                                                   ------------
                  Total Investment Company
                    Securities
                    (Cost $861,018,424) .......................     936,533,596
                                                                   ------------

  PRINCIPAL
   AMOUNT
-------------
 REPURCHASE AGREEMENT- 0.3%

 (Cost $2,432,000)

$  2,432,000      Agreement with Goldman Sachs
                    & Company, 6.420% dated
                    10/31/2000, to be repurchased
                    at $2,432,434 on 11/01/2000
                    collaterized by $2,014,087 U.S.
                    Treasury Bond, 7.875% due 02/15/2021
                    (Market Value $2,484,394)                         2,432,000
                                                                   ------------

TOTAL INVESTMENTS
   (Cost $863,450,424*) ...............................    9.7%     938,965,596

OTHER ASSETS AND LIABILITIES
   (NET) ..............................................    0.3        2,538,118
                                                         -----     ------------
NET ASSETS ............................................  100.0%     $941,503,714
                                                         =====      ============
----------------------
* Aggregate cost for federal tax purposes is $864,586,686.

CONSERVATIVE BALANCED PORTFOLIO

OCTOBER 31, 2000

   SHARES                                                              VALUE
   ------                                                              -----
INVESTMENT COMPANY SECURITIES- 97.1%
      20,438      WM Equity Income Fund .......................    $    318,634
      33,970      WM Growth Fund ..............................       1,128,837
      15,696      WM Growth Fund of the Northwest .............         570,406
      96,773      WM Growth & Income Fund .....................       2,628,362
     103,044      WM High Yield Fund ..........................         873,810
     423,667      WM Income Fund ..............................       3,774,872
      23,423      WM International Growth Fund ................         257,654
      49,902      WM Mid Cap Stock Fund .......................         629,767
     593,677      WM Short Term Income Fund 1,359,520
      16,563      WM Small Cap Stock Fund .....................         443,567
     290,928      WM U.S. Government Securities Fund ..........       3,069,293
                                                                   ------------
                  Total Investment Company
                    Securities
                    (Cost $14,988,959) ........................      15,054,722
                                                                   ------------

  PRINCIPAL
   AMOUNT
-------------

 REPURCHASE AGREEMENT- 2.6%

 (Cost $408,000)

$    408,000      Agreement with Goldman Sachs
                    & Company, 6.420% dated
                    10/31/2000, to be repurchased
                    at $408,073 on 11/01/2000
                    collaterized by $337,890 U.S.
                    Treasury Bond, 7.875% due 02/15/2021
                    (Market Value $416,790) ...................         408,000
                                                                   ------------

TOTAL INVESTMENTS
   (Cost $15,396,959*) ...............................    99.7%      15,462,722

OTHER ASSETS AND LIABILITIES
   (NET) .............................................     0.3           40,820
                                                         -----     -------------
NET ASSETS ...........................................   100.0%    $ 15,503,542
                                                         =====     ============
----------
* Aggregate cost for federal tax purposes is $15,537,022.

See Notes to Financial Statements.

portfolio of investments

FLEXIBLE INCOME PORTFOLIO

OCTOBER 31, 2000

   SHARES                                                              VALUE
   ------                                                              -----
INVESTMENT COMPANY SECURITIES - 99.3%
     110,341      WM Equity Income Fund .......................    $  1,720,216
     260,730      WM Growth Fund ..............................       8,664,064
      97,086      WM Growth Fund of the Northwest .............       3,528,089
   1,017,882      WM Growth & Income Fund .....................      27,645,671
   1,595,571      WM High Yield Fund ..........................      13,530,446
   6,905,533      WM Income Fund ..............................      61,528,300
     460,811      WM Mid Cap Stock Fund .......................       5,815,434
  11,897,869      WM Short Term Income Fund ...................      27,246,119
     130,663      WM Small Cap Stock Fund .....................       3,499,147
   4,934,858      WM U.S. Government Securities Fund ..........      52,062,754
                                                                   ------------
                  Total Investment Company
                    Securities
                   (Cost $203,534,173) ........................     205,240,240
                                                                   ------------

  PRINCIPAL
   AMOUNT
-------------
 REPURCHASE AGREEMENT- 0.3%

 (Cost $601,000)

$    601,000      Agreement with Goldman Sachs
                    & Company, 6.420% dated
                    10/31/2000, to be repurchased
                    at $601,107 on 11/01/2000
                    collaterized by $497,725 U.S.
                    Treasury Bond, 7.875% due 02/15/2021
                    (Market Value $613,948) ...................         601,000
                                                                   ------------

TOTAL INVESTMENTS
   (Cost $204,135,173*) ...............................   99.6%     205,841,240

OTHER ASSETS AND LIABILITIES
   (NET) ..............................................    0.4          783,065
                                                         -----      -----------
NET ASSETS ............................................  100.0%     $206,624,305
                                                         =====      ============
----------
* Aggregate cost for federal tax purposes is $204,456,283.

See Notes to Financial Statements.

notes to financial statements

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

1. ORGANIZATION AND BUSINESS

WM Strategic Asset Management Portfolios, LLC (the "LLC") was organized under the laws of the Commonwealth of Massachusetts on March 12, 1999 as a business entity commonly known as a "Limited Liability Company." The LLC is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The LLC offers five portfolios; the Strategic Growth and the Conservative Growth Portfolios (the "Equity Portfolios"), and the Balanced, the Conservative Balanced (formerly known as the "Income Portfolio") and the Flexible Income Portfolios (the "Fixed Income Portfolios") (each a "Portfolio" and collectively, the "Portfolios"). On July 16, 1999, the Griffin Portfolio Builder Accounts (asset allocation accounts that were invested in certain Funds in the WM Group of Funds) contributed all of their assets in kind to the LLC in a tax-free exchange for shares of Portfolios with similar objectives. Each of the Portfolios offers two classes of shares:
Class A shares and Class B shares. Class A shares are subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within two years of purchase. Class B shares are not subject to an initial sales charge. Class B shares are subject to a CDSC if redeemed within five years from the date of purchase.

Each of the Portfolios invests, within certain percentage ranges, in Class I shares of certain underlying funds in the WM Group of Funds (collectively, the "Underlying Funds"). Each Portfolio typically allocates its assets, within determined percentage ranges, among the Underlying Funds. The percentages reflect the extent to which each Portfolio can invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Portfolio. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at net asset value per Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less at the time of purchase are valued at amortized cost.

REPURCHASE AGREEMENTS:

Each Portfolio may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with whom each Portfolio enters into repurchase agreements.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount accreted less premiums amortized. Dividend income is recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the Portfolio's classes of shares based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Balanced Portfolio, Conservative Balanced Portfolio and Flexible Income Portfolio are declared daily and paid monthly. Dividends from the net investment income of the Conservative Growth Portfolio are declared and paid quarterly. Dividends from the net investment income of the Strategic Growth Portfolio are declared and paid semi-annually. Distributions of any net long-term capital gains earned by a Portfolio are made annually. Distributions of any net short-term capital gains earned by a Portfolio are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolios, organizational costs, dividends payable, redesignated distributions and differing characterization of distributions made by each Portfolio as a whole. Net investment income per share calculations in the financial highlights for the year ended October 31, 2000 exclude these adjustments:

                                                                                                   INCREASE/
                                                                           INCREASE               (DECREASE)
                                                       INCREASE/         UNDISTRIBUTED            ACCUMULATED
                                                      (DECREASE)         NET INVESTMENT           NET REALIZED
                                                   PAID-IN CAPITAL        INCOME/(LOSS)            GAIN/(LOSS)
                                                   ---------------        -------------           -------------
      Strategic Growth Portfolio .........            $289,026             $ 7,901,908            $ (8,190,934)
      Conservative Growth Portfolio ......             491,713              15,659,744             (16,151,457)
      Balanced Portfolio .................             481,306              11,374,589             (11,855,895)
      Conservative Balanced Portfolio ....              (6,360)                  6,153                     207
      Flexible Income Portfolio ..........             154,291               1,775,436              (1,929,727)

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

General expenses of the LLC are allocated to all the Portfolios based upon the relative net assets of each Portfolio except printing and postage expenses, which are allocated to all the Portfolios based upon the relative number of shareholder accounts of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the LLC. As investment advisor to the Portfolios, WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, beginning September 1, 2000, WM Advisors is entitled to a monthly fee at an annual rate of 0.65% of each Portfolio's average daily net assets. Prior to September 1, 2000, WM Advisors was entitled to a monthly fee, at an annual rate of 0.15% of each Portfolio's average daily net assets. Beginning September 1, 2000, WM Shareholder Services, Inc., an indirect wholly-owned subsidiary of Washington Mutual, serves as administrator to the Portfolios at no additional fee. Prior to September 1, 2000, a fee of 0.50% of average daily net assets of each Portfolio was asserted for administration services.

WM Shareholder Services, Inc. (the "Transfer Agent") serves as the transfer and shareholder servicing agent of the Portfolios. Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized monthly shareholder servicing fee is $1.35 per account for both Class A and Class B shareholder accounts.

Custodian fees for certain Portfolios have been reduced by credits allowed by the custodian for uninvested cash balances. These Portfolios could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended October 31, 2000 are shown separately in the Statements of Operations.

4. TRUSTEES' FEES

No director, officer or employee of Washington Mutual or its subsidiaries receives any compensation from the LLC for serving as an officer or Trustee of the LLC. The LLC, together with other Trusts advised by WM Advisors, Inc., pays each Trustee who is not a director, officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus $3,000 per board meeting attended in person and $1,000 per board meeting attended by telephone. The Lead Trustee receives an additional $6,000 per annum. Trustees are also reimbursed for travel and out-of-pocket expenses. The Chairman of each committee receives an additional $500 per committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the LLC's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees who have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these plans are funded and any payments to plan participants are paid solely out of the LLC's assets.

5. DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and an indirect wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A and B shares of the Portfolios. For the year ended October 31, 2000, the Distributor and WM Financial Services, Inc. ("WMFS") received $6,106,334 and $35,888, respectively, representing commissions (front end sales charges) on Class A shares. In addition, the Distributor and WMFS received $36,938,631 and $104,826, respectively, representing CDSC Fees from Class B shares.

Each of the Portfolios has adopted two distribution plans, pursuant to Rule 12b-1 under the 1940 Act, one for the Class A shares ("Class A Plan") and one for the Class B shares ("Class B Plan"). Under the Class A and Class B Plans, the Distributor is to be paid a shareholder service fee at an annual rate of 0.25% of the average daily net assets of each class of shares. In addition, under the Class B Plan, the Distributor is to be paid an annual distribution fee of up to 0.75% of the average daily net assets of the Class B shares of each Portfolio for activities primarily intended to result in the sale of Class B shares for the Portfolios.

6. PURCHASES AND SALES OF SECURITIES 7.

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended October 31, 2000 were as follows:

      NAME OF PORTFOLIO                          PURCHASES           SALES
      -----------------                          ---------           -----
      Strategic Growth Portfolio               $325,813,020      $ 56,156,764
      Conservative Growth Portfolio             498,399,981       130,905,981
      Balanced Portfolio                        484,633,922       166,538,403
      Conservative Balanced Portfolio            10,183,829        15,274,611
      Flexible Income Portfolio                  57,691,772        99,220,862

At October 31, 2000, aggregate gross unrealized appreciation for all Underlying Funds in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all Underlying Funds in which there was an excess of tax cost over value were as follows:

                                                 TAX BASIS          TAX BASIS
                                                 UNREALIZED        UNREALIZED
      NAME OF PORTFOLIO                         APPRECIATION      DEPRECIATION
      -----------------                         ------------      ------------
      Strategic Growth Portfolio               $ 61,112,278        $5,906,162
      Conservative Growth Portfolio             136,302,648         5,576,198
      Balanced Portfolio                         79,850,008         5,471,098
      Conservative Balanced Portfolio               118,803           193,103
      Flexible Income Portfolio                   3,978,805         2,595,848

7. SHARES OF BENEFICIAL INTEREST

The LLC may issue an unlimited number of shares of beneficial interest, each without par value.

8. ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Portfolios, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Portfolio, respectively. In the event any of the initial shares of a Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Portfolio outstanding at the time of such redemption.

9. CAPITAL LOSS CARRYFORWARDS

At October 31, 2000, the following Portfolio had available for Federal income tax purposes unused capital losses as follows:

                                                                     EXPIRING
                                                                      IN 2008
                                                                     --------
Conservative Balanced Portfolio                                      $372,589

10. RISK FACTORS OF THE PORTFOLIOS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.The Strategic Growth Portfolio can invest as much as 50% of its total assets in the WM Growth Fund, 50% of its total assets in the WM Small Cap Stock Fund and 25% of its total assets in the WM High Yield Fund, each of which Underlying Funds may invest as much as 35% (100% in the case of the High Yield Fund) of its total assets in lower-rated bonds. Securities rated below investment grade generally involve greater price volatility and risk of principal and income and may be less liquid than higher rated securities.

The Srategic Growth Portfolio may invest as much as 50% of its total assets in the WM Growth or WM Small Cap Stock Funds, each of which may invest up to 25% of its total assets in foreign equity securities and as much as 5% of its total assets in securities in developing or emerging markets countries. The Strategic Growth Portfolio may invest as much as 50% of its total assets in the WM International Growth Fund, which invests primarily in the foreign equity securities, and may invest as much as 30% of its total assets in securities in developing or emerging market countries. These investments will subject the Portfolio to risks associated with investing in foreign securities, including those resulting from adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions.

The officers and Trustees, the Advisor, the Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the underlying Funds of transactions by the Portfolios.

independent auditors' report

To the Trustees and Shareholders of
WM Stategic Asset Management Portfolios

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Strategic Growth Portfolio, WM Conservative Growth Portfolio, WM Balanced Portfolio, WM Conservative Balanced Portfolio (formerly known as WM Income Portfolio) and WM Flexible Income Portfolio (collectively, the "Portfolios") as of October 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2000 and 1999 and the financial highlights for each of the years ended October 31, 2000 and 1999 and the period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio's for the periods ended June 30, 1998 and prior were audited by other auditors whose report, dated August 14, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 2000, by correspondence with the custodian and transfer agent; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Portfolios at October 31, 2000, the results of their operations, changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
San Francisco, California
December 8, 2000
tax information (unaudited)

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

YEAR ENDED OCTOBER 31, 2000

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

Of the distributions made by the following Portfolio, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.


      NAME OF PORTFOLIO
      -----------------
      Conservative Balanced Portfolio                           1.82%

The above percentage may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                    This Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fundshare price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

                    The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

                    Distributed by
                    WM Funds Distributor, Inc.
                    Member NASD


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